$61,925,000

                                CREDIT AGREEMENT




                          dated as of December 31, 1999
                                      among


                       UNITED CAPITAL CORP., as Borrower,


                                       and


                        FLEET BANK, NATIONAL ASSOCIATION,
                     MANUFACTURERS & TRADERS TRUST COMPANY,
                               and BANK LEUMI USA

                                       and

                   FLEET BANK, NATIONAL ASSOCIATION, as Agent

                  CREDIT AGREEMENT (the "Agreement") dated as of December 31, 1999, among UNITED CAPITAL CORP., a corporation organized under the laws of the State of Delaware (the "Borrower") and FLEET BANK, NATIONAL ASSOCIATION, a national bank organized under the laws of the United States of America
("Fleet"), MANUFACTURERS & TRADERS TRUST COMPANY, ("M&T"); BANK LEUMI USA ("Leumi"; collectively with FLEET and M&T the "Banks"); FLEET BANK, NATIONAL ASSOCIATION, as administrative agent for the banks (in such capacity, the "Agent").

                  The Borrower desires each of the Banks to extend credit to the Borrower and the Banks are willing to extend such credit on the terms and conditions set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1.
                         DEFINITIONS; ACCOUNTING TERMS.

                  Section 1.1 Definitions. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

                  "Acquisition" means any transaction pursuant to which the Borrower or any of the Guarantors (a) acquires, or enters into an agreement to acquire, equity securities (or warrants, options or other rights to acquire such securities) of any Person which is not then a Subsidiary of the Borrower, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing or (b) makes, or enters into any agreement to make, any Person not then a Subsidiary of the Borrower, or causes any such Person to be merged into the Borrower or any of the Guarantors, or vice versa in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding securities, in exchange for such securities, of cash or securities of the Borrower or any of the Guarantors, or a combination thereof, or (c) purchases, or enters into an agreement to purchase, all or substantially all of the business or assets of any Person. For purposes hereof, the term "Acquisition" shall include any transaction in which the Borrower or any of its Subsidiaries makes a loan or otherwise extends credit secured by an interest in real property. For purposes hereof, the term "Acquisition" shall not include the formation by the Borrower or any of the Guarantors of a new Subsidiary that does not involve any of the transactions referred to in the immediately preceding sentence.

                  "Additional Costs" shall have the meaning given to such term in Section 4.2 hereof.

                  "Administrative Fee" means the agency fee payable by the Borrower to the Agent pursuant to Section 3.5 hereof.

                  "Affiliate"  means,  with  respect  to any  Person,  any other
Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (b) which directly or indirectly beneficially owns or holds 25% or more of any class of voting stock of such Person; (c) 25% or more of the voting stock or other voting interests of which is directly or indirectly beneficially owned or held by such Person; (d) which is a partnership in which such Person is a general partner; (e) which is a limited liability company in which such Person is a member and in which such Person owns, directly or indirectly, 25% of the equity of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Aggregate Outstandings" means, at a particular time, the sum of Aggregate Revolving Credit Outstandings and Aggregate Term Loan Outstandings.

                  "Aggregate   Revolving  Credit   Outstandings"   means,  at  a
particular time, the aggregate outstanding principal amount of Revolving Credit Loans at such time.

                  "Aggregate Term Loan Outstandings" means, at a particular time, the aggregate outstanding principal amount of Term Loans at such time.

                  "Agreement" means this Agreement, as amended or supplemented from time to time pursuant to the terms hereof. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement unless otherwise indicated.

                  "Amortization" means amortization as determined or calculated in accordance with GAAP.

                  "Assignment" means each Assignment of Leases and Rents dated the date hereof and executed by the Borrower or a Guarantor in favor of the Banks hereunder.

                  "Banking Day" means any day on which commercial banks are not authorized or required to close in New York City, provided that whenever such day relates to a LIBOR Loan or notice with respect to any LIBOR Loan, such term shall mean any such day on which dealings in Dollar deposits are also carried out in the London interbank market.

                  "Base Rate" means the rate of interest determined by the Agent to be the higher of (i) Federal Funds Rate plus 1/2of 1% per annum or (ii) the Prime Rate.

                  "Base Rate Loan" means any Loan when and to the extent that the interest rate for such loan is determined on the basis of the Base Rate.

                  "Borrowing Base" means, at any time, the sum of (i) the Real Estate Borrowing Base plus (ii) the Non-Real Estate Borrowing Base.

                  "Borrowing Base Certificate " means a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Borrower in the form of Exhibit "B" annexed hereto with such changes as the Banks may require from time to time.

                  "Capital Expenditures" means the sum of (a) expenditures for any fixed assets or improvements, replacements, substitutions, or additions thereto which would be treated as capital expenditures in accordance with GAAP and (b) the portion of all payments with respect to

Capital Leases which are required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Capitalization Value" means, at the time of calculation, (i) annualized and normalized actual year to date Consolidated EBITDA capitalized at 10% plus (ii) cash and cash equivalents on a consolidated basis plus (iii) aggregate acquisition costs for real properties of the Borrower and the Guarantors, subject to the provisions of the last sentence hereof. For purposes hereof, "acquisition costs" for any real property shall mean the contractual purchase price for such property and such closing costs as are customarily paid by purchasers in real estate transactions. For purposes hereof, clause (iii) shall include acquisition costs for any property only until such property has been owned by the Borrower or any Guarantor for one full fiscal quarter.

                  "Capital Lease" means any lease which is required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

                  "Change in Control" means any event or condition which results in any Person or "group" other than a Person or group that is actively involved in the day to day management of the Borrower and the Guarantors on the date of this Agreement: (i) having acquired beneficial ownership of 35% or more of any outstanding class of capital stock of the Borrower or any Guarantor having ordinary voting power in the election of directors of the Borrower or such Guarantor or (ii) obtaining the power (whether or not exercised) to elect a majority of the directors of the Borrower or any Guarantor; provided, however, that any transfer from any Person that is actively involved in the day to day management of the Borrower and the Guarantors on the date of this Agreement to any Person in his or her immediate family shall not constitute a "Change in Control" if the Banks continue to be satisfied, in their sole discretion, with the management of the Borrower and the Guarantors after such transfer.

                  "Closing Date" means the date this Agreement has been executed by the Borrower and each of the Banks.

                  "Closing  Fee"  means  the  syndication  fee  payable  by  the
Borrower  to the Agent for the  benefit of the Banks  pursuant  to  Section  3.6 hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" means with respect to each Revolving Credit Lender, the obligation of such Revolving Credit Lender to extend Revolving Credit Loans to the Borrower pursuant to Article 2 hereof and, subject to the terms hereof, in the following aggregate amounts as such amounts may be reduced in accordance with the terms of this Agreement:

                  Fleet             $25,000,000
                  M&T               $30,000,000
                  Leumi             $ 5,000,000

                  "Commitment Fee" means the commitment fee payable by the Borrower to each of the Revolving Credit Lenders pursuant to Section 3.4 hereof.

                  "Commitment Proportion" means, with respect to each Revolving Credit Lender at the time of determination, that proportion that its Commitment bears to the Total Commitment.
                                       4

                  "Consolidated Debt Service" means, for any fiscal period, interest expense (accrued, paid or capitalized) plus scheduled principal amortization (excluding balloon payments due at maturity) on all (a) Indebtedness of the Borrower and the Guarantors, on a consolidated basis, and
(b) the Borrower's and the Guarantor's pro rata share of Indebtedness from unconsolidated joint ventures other than non-recourse Indebtedness on properties owned by such ventures.

                  "Consolidated EBITDA" means, for any fiscal period, Consolidated Net Income of the Borrower and the Guarantors, before provision for federal and state income taxes, minus all extraordinary gains; plus (i) Consolidated Interest Expense; plus (ii) Depreciation and Amortization plus
(iii) cash distributions (after debt service) from unconsolidated joint ventures to the Borrower and the Guarantors, all on a consolidated basis, and all as determined in accordance with GAAP.

                  "Consolidated Interest Expense" means, for a particular period, the consolidated interest expense (accrued, paid or capitalized) of the Borrower and the Guarantor as reflected in the Borrower's and Guarantors' consolidated financial statements for such period and calculated in accordance with GAAP and shall in any event include, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incidence of Indebtedness, and (iii) the portion of any Capital Lease obligation allocable to interest expense plus the Borrower's and the Guarantors' pro rata share of interest expense on Indebtedness from unconsolidated joint ventures, other than non-recourse Indebtedness on properties owned by such ventures.

                  "Consolidated Net Income" means, for a particular period, the consolidated net income of the Borrower and the Guarantors for such period determined in accordance with GAAP.

                  "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Default Rate" means a rate per annum equal to 2% above the rate of interest that would then be applicable to Base Rate Loans under this Agreement.

                  "Depreciation" means depreciation as determined or calculated in accordance with GAAP.

                  "Dividends" means, for any period, dividends paid by the applicable Person.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "Eligible Inventory" means, on a combined basis for the Operating Companies, the gross amount of the inventory less the following items: any packaging materials and supplies, supplies (other than supplies held for sale), damaged or unsalable goods, damaged or unsalable goods returned or rejected by such entities' customers; obsolete goods; goods to be returned to such entities' suppliers; goods in transit to third parties; consigned inventory. In no event shall the aggregate value of inventory located outside of the United States and included as "Eligible Inventory" exceed $1,000,000 at any time.
                                       5

                  "Eligible Properties" means, at any time, (a) those properties (other than hotel properties as to which clause (b) shall apply) of the Borrower and of the Guarantors which are leased to non-affiliated third parties and which are (i) unencumbered capitalized at 10.5% or (ii) encumbered by Liens securing debt of less than 30% of the annualized and normalized year-to-date Net Operating Income for such property capitalized at 12.0% and (b) those hotel properties of the Borrower which are unencumbered. The term "Eligible Properties" shall exclude (i) encumbered properties for which annualized and normalized actual year to date Net Operating Income capitalized at 10.5% is less than or equal to $0, (ii) encumbered properties for which annualized and normalized actual year to date Net Operating Income capitalized at 12.0% is less than or equal to $0 or (iii) unencumbered hotel properties for which annualized and normalized actual year to date Net Operating Income minus the FF&E Reserve capitalized at 10.5% is less than or equal to $0. In addition, "Eligible Properties" must be (i) wholly-owned by the Borrower or a Guarantor in fee, (ii) must be free of environmental or structural defects, (iii) must be at least 70% leased; (iv) must not have rents more than 90 days past due, and (v) must not have lessees subject to bankruptcy proceedings. The Agent shall have the right to conduct, at the Borrower's expense (subject to the aggregate limitations specified in Section 7.7(b)), a site inspection of any property before such property is included as an "Eligible Property" hereunder. As of the date hereof, "Eligible Properties" shall mean those properties listed on Schedule 1.1(a) hereto. In no event will mortgage loans or any similar transactions between the Borrower or any Guarantor and any third party constitute an "Eligible Property".

                  "Eligible Property EBITDA" means, for any fiscal period, net income, on a combined basis, for the Eligible Properties before provision for federal or state income taxes minus all extraordinary gains; plus interest expense for the Eligible Properties, plus Depreciation and Amortization attributable to the Eligible Properties, all on a combined basis and all as determined in accordance with GAAP. For purposes hereof, Eligible Properties with EBITDA of less than $0 will be assigned a value of $0.

                  "Eligible Receivables" means, on a combined basis, the amount of the accounts receivable of the Operating Companies arising out of sales in the ordinary course of business of the Operating Companies net of any credits, rebates or off-sets owed by the Operating Companies to the respective account debtor and net of any commissions payable by the Operating Companies to third parties, which accounts receivable are not in dispute or subject to credit, allowance, defense, off-set, counterclaim or adjustment and for which records are maintained at a location of the Operating Companies in the United States; provided, however, that the following items shall not be deemed Eligible
Receivables: credit balances over 90 days' from invoice date; contra accounts receivable; receivables owing from account debtors determined by the Agent in its sole discretion to be unacceptable for credit reasons; receivables from Affiliates; accounts receivable with respect to which the account debtor is subject to any bankruptcy or insolvency proceeding; accounts receivable where the account debtor's obligation to pay is conditional or subject to a repurchase obligation or right of return; and all current receivables due from account debtors of which more than 50% of the total accounts receivable from such debtors is more than 90 days from invoice date.

                  "Environmental Indemnity Agreement" means that certain environmental indemnity agreement substantially in the form of Exhibit C annexed hereto, dated the date hereof, and executed by the Borrower and each of the Guarantors in favor of the Banks and their respective directors, officers, employees, affiliates, agents or other representatives.

                  "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic substances or Hazardous Substances or wastes.

                  "Equity Value" means Capitalization Value less Total Adjusted Outstanding Funded Indebtedness.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "Event of Default"  shall have the meaning  given such term in
Section 10.01 hereof.

                  "Eurocurrency Reserve Requirements" means, with respect to each Interest Period for each LIBOR Loan, the aggregate (without duplication) of the maximum rates (expressed as a percentage and rounded upward, if necessary, to the nearest 1/100 of 1%) of reserve requirements current on the date two Banking Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under Regulation D or any other regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as now and/or from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding maintained by a member bank of such system.

                  "Existing Bank Debt" means Indebtedness of the Borrower existing on the date hereof and arising pursuant to the terms of that Credit Agreement, dated as of January 15, 1997 between the Borrower and Fleet as such document may have been amended, supplemented or modified through the date hereof.

                  "Facility Documents" means this Agreement, the Notes, the Guarantees, the Assignments, the Security Agreements and all other agreements, documents and instruments executed in connection herewith or therewith including, but not limited to, all documents and instruments executed by the Borrower or any Guarantor, at any time, in favor of any Bank in connection with this Agreement and the Loans made hereunder.

                  "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal

Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so announced or published for any day which is a Banking Day, the average of quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

                  "FF&E Reserve" means, with respect to any hotel property, the greater of (i) actual expenditures for replacement of capital items of furniture, fixtures and equipment and (ii) 4% of gross revenues of such hotel from all sources.

                  "Forfeiture Proceeding" means the commencement of any action or proceeding affecting the Borrower or any of the Guarantors before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would result in the seizure or forfeiture of any of their property and thus cause a material adverse effect upon the operations, business, properties or financial condition of the Borrower or any Operating Company or of the Borrower and the Guarantors, taken as a whole.

                  "GAAP" means generally accepted accounting principles in the United States of America, as in effect from time to time, consistently applied with respect to the financial statements of the Borrower, the Guarantors, and Affiliates of any Guarantor which are the subject of Section 6.5 hereof.

                  "Guarantees" means the guarantees to be delivered on the Closing Date to the Banks by each of the Guarantors, and the guarantees to be delivered to the Banks from time to time hereafter by Persons that become Guarantors subsequent to the Closing Date, all in the form(s) attached hereto as Exhibit D.

                  "Guarantors" means each of the parties listed on Schedule 5. 1(a) hereto and all Post-Closing Guarantors.

                  "Hazardous Substance" or "Hazardous Substances" means any material, including, without limitation, raw, processed or waste by-product materials, which in itself or as found or used, is toxic, noxious or harmful to the health or safety of human or animal life or vegetation, regardless of whether such material be found on or below the surface of the ground, in any surface or underground water, or airborne in ambient air or in the air inside of any structure built or located upon or below the surface of the ground, or in any machinery, equipment or inventory located or used in any such structure, including, but in no event limited to, all hazardous materials, hazardous wastes, toxic substances, infectious wastes, pollutants and contaminants from time to time defined or classified as such under any Environmental Law, regardless of the quantity found, used, manufactured or removed from a given location.

                  "Indebtedness" means, without duplication, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits or advances made to it of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person for the deferred purchase price of property or services, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all payment obligations of such Person with respect to interest rate or currency protection agreements, (f) all obligations of such

Person as an account party under any letter of credit or in respect of bankers' acceptances, (g) all obligations of any third party secured by property or assets of such Person (regardless of whether or not such Person is liable for repayment of such obligations), (h) all guarantees of such Person and (i) the redemption price of all redeemable preferred stock (or similar securities) of such Person, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Termination Date.

                  "Interest Period" means the period commencing on the date of making, renewal or conversion of a Loan to a LIBOR Loan and expiring one, two, three or six months (as available) thereafter, as designated by the Borrower in the notice given to the Agent under Section 2.4 hereof; provided that:

                  (a) the initial Interest Period for any LIBOR Loan shall commence on the date of the making of such Loan (including the date of any conversion from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such Loan shall commence on the date on which the next preceding Interest Period expires;

                  (b) if any Interest Period would otherwise expire on a day which is not a Banking Day, such Interest Period shall expire on the next succeeding Banking Day, provided, however, that if any Interest Period would otherwise expire on a day which is not a Banking Day but is a day of a calendar month after which no further Banking Day occurs (in such month), such Interest Period shall expire on the next preceding Banking Day;

                  (c) no Loan shall be continued as or converted to a LIBOR Loan if at the time of any such continuation or conversion a Default or an Event of Default exists; and

                  (d) no Interest Period for a Loan shall extend beyond the Termination Date.

                  "Lending Office" means, for each Bank, the lending office of such Bank (or of an affiliate of such Bank) designated as such on its signature page hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Borrower as the office by which its Loans are to be made and maintained.

                  "LIBOR" means, for any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time equal to the requested Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two Banking Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to the Interest Period on the Reuters Page `LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) Banking Days prior to the beginning of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period equal to the requested Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two Banking Days preceding the first day of such LIBOR Loan as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time equal to the requested Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Banking Days preceding the first day of such LIBOR Advance. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR cannot be determined.

                  "LIBOR Loan" means any Loan when and to the extent the interest rate therefor is determined on the basis of Reserve Adjusted LIBOR Rate.

                  "Lien" means any mortgage, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Loan" means any Revolving Credit Loan or any Term Loan.

                  "Margin" means, (i) with respect to LIBOR Loans, that are Revolving Credit Loans, two percent (2.00%) per annum, and (ii) with respect to LIBOR Loans that are Term Loans, 1.40% per annum.

                  "Multiemployer Plan" means a Plan defined as such in Section 400(a)(3) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Net Operating Income" means, with respect to any parcel of real property, the rents received by the Borrower or any Guarantor with respect thereto less any expenses of such Borrower or Guarantor with respect to such property which are ordinary expenses and are not capitalized expenses, excluding Depreciation, Amortization, income taxes and debt service.

                  "Non-Real Estate Borrowing Base" means, at any time, the lesser of (i) $10,000,000 and (ii) the sum of 75% of Eligible Receivables and 50% of Eligible Inventory.

                  "Notes" means collectively the Revolving Credit Notes and the Term Notes.

                  "Obligations" means all of the obligations of the Borrower or any Guarantor to the Banks under or in relation to this Agreement, the Notes, any Loans, or any of the other Facility Documents, as such agreements, documents and instruments are originally executed or as modified, amended, restated, supplemented or extended from time to time, and all obligations of the Borrower or any Guarantor to the Banks arising out of any extension, refinancing or refunding of any of the foregoing obligations, whether such obligations are now existing or hereafter acquired or arising, direct or indirect, joint or several, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise.
                                       10

                  "Operating Companies" means the Borrower's subsidiaries,(i) Metex Mfg. Corp. a New York corporation, (ii) AFP Transformers LLC, a Delaware limited liability company and (iii) any Subsidiary of the Borrower which is or may hereafter be engaged in any business other than holding Real Estate Assets and which has assets having a value in excess of $100,000. Notwithstanding the foregoing, the term "Operating Companies" shall not include the following entities provided that they continue to engage in substantially the same business as they are engaged in on the date hereof: Metex International Sales Corp., Metex Enviroco Corp., and Metex Europe S.A.R.L.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Investments" means any of the following investments: (i) obligations issued or guaranteed by states or municipalities within the United States of America; (ii) obligations issued or guaranteed by the United States of America or any agency or subdivision thereof; (iii) certificates of deposit, time deposits, Eurodollar certificates of deposit, bankers acceptances and other "money market instruments" issued by any Bank or any other bank, trust company or financial institution organized under the laws of the United States of America or any state thereof (or, in the case of Eurodollar certificates of deposit, a branch of any such bank, trust company or financial institution) having capital and surplus in an aggregate amount not less than $1,000,000,000; (iv) commercial paper rated at least Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poors Corporation; (v) securities issued by money market funds with assets of $2,500,000,000 or more;
(vi) investments existing on the Closing Date and described on Schedule I hereto; and (vii) repurchase agreements with a term of not more than seven days entered into with any bank, trust company or financial institution organized under the laws of the United States of America or any state thereof having capital and surplus in an aggregate amount not less than $1,000,000,000 and relating to any of the obligations referred to in clauses (i), (ii), (iii) above; in each case maturing or being due or payable in full not more than one year after the acquisition thereof such entity.

                  "Permitted Liens" means those certain Liens defined in Section
8.2 hereof.

                  "Person"  means  an  individual,   partnership,   corporation,
business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies provided that such term shall not include plans terminated prior to the date hereof except to the extent of Unfunded Vested Liabilities.

                  "Post-Closing Guarantor" means each Subsidiary of the Borrower or of any Guarantor which is created after the date of this Agreement and which shall, simultaneously with its creation, become a Guarantor hereunder in accordance with Section 7.13 hereof.

                  "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Agent as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest interest rate being charged by the Agent to any of its customers.

                  "Principal Office" means, with respect to the Agent and each Bank, its principal office as announced by such entity from time to time.

                  "Real Estate Assets" means, with respect to any entity, such entity's real properties for which the fee interests or, with the prior consent of the Banks, ground lease interests, are wholly-owned plus all loans and other forms of indebtedness owing to such entity which are secured by first liens upon real property.

                  "Real Estate Borrowing Base" means, at the time of calculation, the sum of (i) 60% of the aggregate annualized and normalized actual year-to-date Net Operating Incomes of the unencumbered Eligible Properties (other than hotel properties) capitalized at 10.5%, (ii) 60% of the aggregate annualized and normalized actual year to date Net Operating Incomes less FF&E Reserves of unencumbered Eligible Properties constituting hotel properties capitalized at 10.5%; (iii) 50% of the aggregate annualized and normalized actual year-to-date Net Operating Incomes of the encumbered Eligible Properties capitalized at 12.0% up to a maximum amount of $10,000,000; provided, however, that in no event shall the aggregate amounts included in clause (ii) above exceed 10% if the Borrowing Base at any time.

                  "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "Regulatory Change" means, with respect to any Bank, any change after the Closing Date in United States federal, state, municipal or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank under any United States, federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reportable  Event"  means  any of the  events  set  forth  in
Section 4043(c) of ERISA as to which events the PBGC by regulation has not waived the requirement of Section 4.43(a) of ERISA that it be notified within 30 days of the occurrence of such event.

                  "Required Banks" means, at any time, with respect to any decisions to be made by the Banks hereunder, Banks having at least 66 2/3% of the sum of aggregate of the Commitments hereunder provided that for purposes of calculating the Required Lenders the outstanding principal balance of the Term Loan shall be added to the Commitment of Fleet.

                  "Reserve Adjusted LIBOR Rate" means, with respect to the Interest Period for each LIBOR Loan, the rate per annum (rounded upwards to the nearest whole multiple of 1/100th of one percent) equal to the following:

                                      LIBOR
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements.

                  "Revolving Credit Lenders" means, Fleet, M&T and Leumi.

                  "Revolving Credit Loan" means any extension of credit made by the Banks pursuant to Section 2.1 hereof.

                  "Revolving Credit Loan Debt Service" means, for any period, the interest paid or accrued hereunder for such period plus any required principal reductions.

                  "Revolving Credit Notes" means, collectively, the promissory notes of the Borrower in the form of Exhibit A hereto evidencing the Revolving Credit Loans made by a Revolving Credit Lender hereunder.

                  "Revolving Credit Termination Date" means the earlier to occur of (a) the date on which the Commitments shall terminate hereunder and (b) December 31, 2002.

                  "Security    Agreement"   means   each   security   agreement,
substantially in the form of Exhibit E, to be dated the date hereof and delivered by each of the Operating Companies to the Bank.

                  "Solvent" means when used with respect to any Person on a particular date, that on such date: (a) the fair saleable value of its assets is in excess of the total amount of its liabilities, including, without limitation, the reasonably expected amount of such Persons obligations with respect to contingent liabilities, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature and (d) such Person is not engaged in business or a transaction for which such Person's property would constitute an unreasonably small capital.

                  "Subsidiary," with respect to any Person, means any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are, at the relevant time, owned directly or indirectly by such Person, or if the entity is a partnership or joint venture, a general partner is under the control of such Person or such Person owns a majority of the equity of such entity.

                  "Taxes" means any and all levies due and payable to any federal, state, municipality or other governmental authority under the laws of the United States of America, any state of the United States and any municipality or other governmental authority thereof.

                  "Term Loan" means the $1,925,000 Term Loan advanced by the Term Loan Lender to the Borrower pursuant to Section 2A-1 hereof.

                  "Term Loan Lender" means Fleet.

                  "Term Loan Maturity Date" means September 30, 2002, or such earlier date on which the Borrower's obligations pursuant to Article 2-A hereof have been paid in full.
                                       13

                  "Term Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-1 hereto, evidencing the Term Loan made by the Term Loan Lender hereunder.

                  "Total Adjusted Outstanding Funded Indebtedness" means, at any time, the sum of (i) all outstanding secured and unsecured funded Indebtedness of the Borrower and the Guarantors (excluding Post-Closing Guarantors) on a consolidated basis plus (ii) the Borrower's and the Guarantors' (excluding Post-Closing Guarantors) pro rata share of Indebtedness from unconsolidated joint venture properties, other than non-recourse indebtedness on such properties.

                  "Total Commitments" means, at any time, the aggregate of the Commitments in effect at such time.

                  "Unfunded Vested Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all vested benefits under the Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrower or any ERISA Affiliate to the PBGC or the Plan under Title IV of ERISA.

                  Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

                                   ARTICLE 2.
                                CREDIT FACILITY.

                  Section 2.1. Revolving Credit Loans. Subject to the terms and conditions of this Agreement, each Revolving Credit Lender severally agrees to make revolving credit loans in Dollars (the "Revolving Credit Loans"), and all Revolving Credit Loans shall be made by the Revolving Credit Lenders, on a pro-rata basis in accordance with their respective Commitment Proportions, to the Borrower from time to time, from and including the date hereof to but excluding the Revolving Credit Termination Date, up to but not exceeding at any one time outstanding the amount of its Commitment; provided, that no Revolving Credit Loan shall be made if after giving effect to such Revolving Credit Loan the Aggregate Revolving Credit Outstandings at the time of such Revolving Credit Loan would exceed the lesser of (i) the Total Commitments or (ii) the Borrowing Base in effect on such date. The Revolving Credit Loans may be outstanding as Base Rate Loans or LIBOR Loans; provided, however, that during the occurrence and continuance of an Event of Default, the Borrower may not elect and the Revolving Credit Lenders shall have no obligation to make LIBOR Loans. Subject to the foregoing limits, the Borrower may borrow, repay and reborrow, on or after the date hereof and prior to the Revolving Credit Termination Date, all or a portion of the Total Commitments as Revolving Credit Loans hereunder. Any amount of any Revolving Credit Loan not paid when due (at maturity, on acceleration or otherwise) shall bear interest thereafter until paid at the rate set forth in Section 3.3(c) hereof.

                  Section 2.2. The Revolving Credit Notes. The Revolving Credit Loans of each Revolving Credit Lender shall be evidenced by a single promissory note in favor of such Revolving Credit Lender substantially in the form of Exhibit A hereto with appropriate insertions, duly executed and completed by the Borrower. Each Revolving Credit Lender is hereby authorized to record the date, type and amount of each Revolving Credit Loan, the date and amount of each payment of principal thereof, and the principal amount subject thereto and interest rate with thereto in such Revolving Credit Lender's records and/or on the schedules annexed to and constituting a part of its Revolving Credit Note, and, absent manifest error, any such recordation shall constitute conclusive evidence of the information so recorded; provided that the failure to make any such recordation shall not in any way affect the obligation of the Borrower to repay the Revolving Credit Loans in accordance with the terms of this Agreement (without giving effect to any such error made in the Revolving Credit Note). Each Revolving Credit Note
(a) shall be dated the date hereof, (b) be stated to mature on the Revolving Credit Termination Date, and (c) shall bear interest on the unpaid principal amount thereof from time to time outstanding as provided herein.

                  Section 2.3. Use of Proceeds.

                  (a) The Borrower shall use the proceeds of the Revolving Credit Loans on the date of this Agreement to repay in full Existing Bank Debt (other than that portion of the Existing Bank Debt constituting term loans that will be refinanced by the Term Loan hereunder) and may use the proceeds of the Revolving Credit Loans on the date of this Agreement and from time to time thereafter prior to the Revolving Credit Termination Date (i) for general corporate and working capital purposes; (ii) to finance the acquisition of Real Estate Assets or to make mortgage loans or similar loans that constitute Real Estate Assets; (iii) to repurchase stock of the Borrower in an amount not to exceed $2,000,000 in any fiscal year commencing after the date hereof or $5,000,000 during the term of this Agreement; and (iv) to make advances to the Operating Companies in an aggregate amount not to exceed $10,000,000 at any time. No part of the proceeds of any of the Revolving Credit Loans will be used
(i) for any purpose which violates the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System as in effect on the date of making such Loans or (ii) to permit the Borrower or any Guarantor to acquire equity securities in any third party except as permitted pursuant to the provisions of Section 8.7 hereof.

                  (b) The Borrower agrees to indemnify the Revolving Credit Lenders and their respective directors, officers, employees, affiliates, agents or other representatives and hold the Banks and their respective directors, officers, employees, affiliates, agents or other representatives, harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and expenses of counsel for any such Person in connection with any investigative, administrative, judicial proceeding, whether or not such Person shall be designated a party thereto) which may be incurred by any such Person, relating to or arising out of this Agreement or any actual or proposed use of any proceeds of the Revolving Credit Loans hereunder.

                  Section 2.4. Borrowing Procedure for Revolving Credit Loans; Rate and Interest Period Selection: Conversions.

                  (a) The Borrower may request a borrowing under the Commitments hereunder as provided in Section 3.1. Each Revolving Credit Lender will make its share of such borrowing available to the Agent at the Agent's office located at 1185 Avenue of the Americas, 2nd Floor, New York, New York 10036 not later than 2:00 p.m. New York City time on the date of such borrowing in immediately available funds. Unless any applicable condition specified in Article 5 has not been satisfied, not later than 3:00 p.m. New York City time on the date of such borrowing, the Agent shall, through its Lending Office and subject to the conditions of this Agreement, make the amount of the Loan to be made on such date available to the Borrower, in immediately available funds, by crediting an account of the Borrower designated by the Borrower and maintained with the Agent.

                  (b) In the case of each Revolving Credit Loan which is a LIBOR Loan, the Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.1, subject to the limitations that no Interest Period for a LIBOR Loan shall have a duration less than one month, and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available.

                  (c) Upon the expiration of an Interest Period for any Revolving Credit Loan, or any portion thereof, such Revolving Credit Loan or portion thereof shall be automatically continued as a Base Rate Loan except to the extent that such Loan shall be repaid hereunder or unless the Borrower shall have notified the Revolving Credit Lenders, as provided in Section 3.1 hereof, of its intention to select a different interest rate option with respect to such Revolving Credit Loan or any portion thereof. Subject to the following conditions and to the terms and conditions of this Agreement, the Borrower shall have the right to convert any loan or portion thereof to a different type of Loan (i.e., from a Base Rate Loan to a LIBOR Loan or vice versa):

                                    (i) if less than all Revolving  Credit Loans
                  at the time outstanding shall be converted, the notice given by the Borrower to the Revolving Credit Lenders shall specify the aggregate amount of Loans in each case to be converted and such conversion shall be made ratably among the Revolving Credit Lenders in accordance with their respective Commitment Proportions;

                                    (ii)  in the  case of a  conversion  of less
                  than all outstanding Revolving Credit Loans, the aggregate principal amount of Revolving Credit Loans to be converted shall not be less than (1) $500,000 (and if greater in integral multiples of $100,000) in the case of conversions to or into LIBOR Loans or (2) $200,000 (and if greater in integral multiples of $50,000) in the case of conversions to or into Base Rate Loans;

                                    (iii)  no  Revolving   Credit  Loan  may  be
                  converted to a LIBOR Loan less than one month before the Revolving Credit Termination Date;

                                    (iv) a  LIBOR  Loan  may be  converted  to a
                  different type of Loan only on the last day of the then applicable Interest Period with respect thereto; and

                                    (v) no  Revolving  Credit  Loan  or  portion
                  thereof may be converted to a LIBOR Loan during the occurrence and continuance of an Event of Default.

                  Notwithstanding anything to the contrary herein, after giving effect to any Revolving Credit Loan, there shall not be more than six (6) different Interest Periods in effect in respect of all Revolving Credit Loans then outstanding.

                  Section 2.5. Minimum Amounts of Revolving Credit Loan. Except for borrowings which involve or utilize the full remaining amount of the Commitments and payments which result in the prepayment of all Base Rate Loans, each borrowing and payment of a Base Rate Loan shall be in an amount at least equal to $200,000 and, if greater, integral multiples of $50,000 in excess thereof. Each borrowing and payment of a LIBOR Loan shall be in an amount at least equal to $500,000 and, if greater, in integral multiples of $ 100,000 in excess thereof.

                  Section 2.6.  Reduction of Commitments.

                  (a) The Borrower shall have the right to reduce or terminate the amount of the unused Commitments at any time and from time to time provided that: (i) the Borrower shall give notice of each such reduction or termination to the Banks as provided in Section 3. 1, and (ii) each partial reduction shall be allocated pro rata between the Commitments of each Bank in accordance with their respective Commitment Proportions and shall be in an aggregate amount at least equal to $3,000,000 or, if greater, in integral multiples of $1,000,000.

                  (b) The Commitments, once reduced or terminated may not be reinstated.


                                  ARTICLE 2-A.
                                 THE TERM LOAN.

                  Section 2-A.1. The Term Loan. Subject to the terms and conditions hereof, the Term Loan Lender agrees to make the Term Loan to the Borrower on December 31, 1999.

                  Section 2-A.2. The Term Notes. The Term Note made by the Term Loan Lender hereunder shall be evidenced by a single promissory note substantially in the form of Exhibit A-1 hereto, with appropriate insertions, payable to the order of the Term Loan Lender and representing the obligation of the Borrower to pay the unpaid principal balance of the Term Loan, with interest thereon as provided herein. The Term Loan Lender is hereby authorized to record the date or amount of each payment or prepayment of principal thereof and the date and amount of each payment of interest thereon in the Term Loan Lender's records and/or on a schedule annexed to its Term Note and, absent manifest error, any such recordation shall constitute conclusive evidence of the accuracy of the information so recorded; provided, however, that the failure to record such information shall not affect the Borrower's obligations to repay the Term Loan. The Term Note (a) shall be dated the date such Term Loan is made (b) shall be stated to mature on the Term Loan Maturity Date, (c) shall bear interest for a period from the date such Loan is made until it is paid in full on the unpaid principal amount thereof at the applicable rates per annum specified herein.

                  Section 2-A.3.   Use of Proceeds.

                  (a) The Borrower shall use the proceeds of the Term Loan to repay the Existing Bank Debt to the extent that it constitutes term loans.

                  (b) The Borrower agrees to indemnify the Term Loan Lender and its respective directors, officers, employees, affiliates, agents or other representatives and hold the Term Loan Lender and its respective directors, officers, employees, affiliates, agents and other representatives, harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind

(including, without limitation, the reasonable fees and expenses of counsel for any such Person in connection with any investigative, administrative, or judicial proceeding, whether or not such Person shall be designated a party thereto) which may be incurred by any such person, relating to or arising out of this Agreement or any actual or proposed use of any proceeds of Term Loan hereunder.

                  Section 2-A.4. Amortization of Term Loans. The Term Loan made hereunder shall have a term of 33 months. The principal balance of the Term Loan shall be paid in equal consecutive quarterly installments of $175,000 commencing on the last day of March, 2000, and continuing on the last day of each June, September, December and March thereafter with the final installment thereof being due on the Term Loan Maturity Date. All installments of principal on the Term Loan shall be paid to the Agent for the benefit of the Term Loan Lender.

                  Section 2-A.5. Borrowing Procedure For Term Loans: Interest Rate and Interest Period Selection.

                  (a) The Term Loan Lender shall make the Term Loan available to the Agent at the Agent's office located at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036, not later than 2:00 p.m. New York City time on December 31, 1999 in immediately available funds. Unless any applicable condition specified in Article 5 has not been satisfied, not later than 3:00 p.m. New York City time on such date, the Agent shall, through its lending office and subject to the conditions of this Agreement, make the amount of the Term Loan available to the Borrower in immediately available funds by crediting on account of the Borrower designated by the Borrower and maintained with the Agent.

                  (b) The Term  Loan  shall  initially  be made as a LIBOR  Loan having an Interest Period of three (3) months. Upon expiration of any Interest Period applicable to the Term Loan, the Borrower shall pay the next installment of principal on the Term Loan, and the balance of the Term Loan shall be continued as a LIBOR Loan having a three (3) month Interest Period. Notwithstanding the foregoing, the Term Loan may not be continued as a LIBOR Loan during the occurrence and continuance of an Event of Default.


                                   ARTICLE 3.
                  GENERAL CREDIT PROVISIONS; FEES AND PAYMENTS.

                  Section 3.1. Certain Notices. Except as otherwise provided in this Agreement, notices by the Borrower to the Banks of each borrowing pursuant to Sections 2.4, each prepayment pursuant to Section 3.2, each reduction or termination of the Commitments pursuant to Section 2.6 and each conversion of Revolving Credit Loans pursuant to Sections 2.4 shall be irrevocable and shall be effective on the date of receipt only if received by the Banks by not later than 11:00 a.m., New York City time, and (a) in the case of borrowings and prepayments of (i) Base Rate Loans, if given the date thereof and (ii) LIBOR Loans, if given three (3) Banking Days prior thereto; (b) in the case of reductions or terminations of the Commitments, given five (5) Banking Days prior thereto; and (c) in the case of conversions or continuations pursuant to Sections 2.4, if given three (3) Banking Days prior thereto in the case of conversions to or continuations of LIBOR Loans and if given on the date thereof in the case of conversions to Base Rate Loans. Each such notification which relates to a borrowing, continuation or conversion shall specify the amount and the type of Revolving Credit Loan (i.e., Base Rate Loan or LIBOR
Loan), the date of the proposed borrowing, whether such Revolving Credit Loan represents an additional borrowing, a continuation or a conversion, and in the case of a LIBOR Loan, the Interest Period to be used in the computation of interest with respect thereto. Each such notice relating to a reduction or termination of the Commitments shall specify the amount of the Commitments to be reduced or terminated.

                  Section 3.2.  Prepayments.

                  (a) The Borrower shall have the right at any time and from time to time to prepay any Base Rate Loan, in whole or in part on one business day's notice to the Agent; provided, however, that each such partial prepayment of a Base Rate Loan shall be in a minimum aggregate principal amount of $200,000 or, if greater in amounts which are integral multiples of $50,000. Except as required by paragraph (b) or (c) below or on the last day of an Interest Period with respect thereto, the Borrower shall not be permitted to prepay LIBOR Loans.

                  (b) In the event that the Aggregate Revolving Credit Outstandings exceed the lesser of the then applicable Borrowing Base, or the Total Commitments at any time prior to the Revolving Credit Termination Date, the Borrower shall promptly pay or prepay so much of the Revolving Credit Loans outstanding as shall be necessary in order that the Aggregate Revolving Credit Outstandings will not exceed the lesser of the Borrowing Base or the Total Commitments then in effect. All prepayments under this subparagraph shall be subject to Section 4.1.

                  (c) Unless otherwise agreed by the Banks in writing, the Borrower shall be required to pay or prepay Revolving Credit Loans outstanding with (i) 80% of the proceeds of the issuance by the Borrower or any Guarantor of additional equity; (ii) 100% of the net proceeds of the sale by the Borrower or any Guarantor of any Real Estate Assets; (iii) 100% of the net proceeds resulting from the repayment of mortgages constituting Real Estate Assets; (iv) 100% of the net proceeds of a financing of any Eligible Property, (v) such proceeds as may be paid as a result of a casualty or condemnation, all in accord with Sections 7.11 or 7.12 of this Agreement, or (vi) 100% of the net proceeds of a sale of any Operating Company permitted in accordance with the terms of
Section 8.4 hereof; provided, however, that the Borrower shall have no obligation under clause (i) above until the aggregate net proceeds of any and all additional equity issuances during the term of this Agreement shall equal or exceed $1,000,000.00. All prepayments under this paragraph shall be subject to
Section 4.1. To the extent any prepayment pursuant to this Section 3.2(c) would result in the Borrower being obligated to pay amounts to the Banks pursuant to
Section 4.1, then provided that no Default or Event of Default has occurred and is continuing, at the Borrower's election the proceeds from any of the foregoing events shall be deposited in an interest-bearing account owned by the Bank to be applied to reduce the outstanding Loans upon expiration of the relevant Interest Periods. The interest earned on such amounts shall be for the Borrower's account and, in the absence of a Default or Event of Default, shall be credited by the Agent to the Borrower's account.

                  (d) All payments required by paragraphs (b) or (c) above shall be made to the Banks pro rata in accordance with their respective Commitment Proportions and shall be applied as follows: first, to outstanding Base Rate Loans up to the full amount thereof, second, to outstanding LIBOR Loans up to the full amount thereof, and third to Term Loan.
                                       19

                  (e) All prepayments made pursuant to this Section 3.2 shall be accompanied by the payment of all accrued interest on the amount so prepaid and by all amounts required to be paid pursuant to Section 4.1 in connection therewith.

                  Section 3.3.  Interest on Loans.

                  (a) Base Rate Loans. The Borrower shall pay interest on the outstanding and unpaid principal amount of each Base Rate Loan made under this Agreement at a fluctuating rate per annum equal to the Base Rate from time to time in effect. Each change in the interest rate shall take effect simultaneously with the corresponding change in the Prime Rate or the Federal Funds Rate, as the case may be. Interest shall be calculated on the basis of the actual number of days elapsed divided by a year of three hundred sixty (360) days and shall be paid to the Agent for the account of the Banks quarterly, in arrears, on March 31, June 30, September 30 and December 31 in each year and on the Termination Date.

                  (b) LIBOR Loans. The Borrower shall pay interest on the outstanding and unpaid principal amount of each LIBOR Loan made under this Agreement for each Interest Period applicable to such LIBOR Loan at a rate per annum equal to the Reserve Adjusted LIBOR Rate in effect with respect thereto, plus the Margin. Interest shall be calculated on the basis of the actual number of days elapsed divided by a year of three hundred sixty (360) days and shall be paid to the Banks, monthly in arrears on the last day of each month in each year and on the Termination Date.

                  (c) Post-Default. If any Default or Event of Default has occurred and is continuing hereunder, all Loans, and all interest, fees or other amounts due hereunder, to the extent permitted by applicable law, shall bear interest (payable on demand, and in any event on the last day of each month, and computed daily on the basis of a 360-day year for actual days elapsed) (i) in all cases other than LIBOR Loans, at the Default Rate until paid and (ii) in the case of LIBOR Loans, at a rate which shall be the greater of (x) the Default Rate or (y) 2% per annum in excess of the rate applicable to such LIBOR Loan, until the expiration of the Interest Period applicable to such Loan, at which time the Loan will automatically be converted into a Base Rate Loan, and until paid, shall bear interest at the Default Rate. In no event, however, shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. The obligation to so pay interest upon any reimbursement obligation of the Borrower to the Banks shall not be construed so as to waive the requirement for reimbursement on the same date that payment is made by the Banks as set forth in this Agreement.

                  Section 3.4. Commitment Fee. The Borrower shall pay to the Agent for the ratable benefit of the Revolving Credit Lenders a commitment fee for the period from and including the date hereof to and excluding the Termination Date equal to 3/8 of 1% of the average daily unused portion of the Total Commitments during the applicable period. The commitment fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. The commitment fee shall be due and payable quarterly in arrears on the last day of each calendar quarter and on the Revolving Credit Termination Date.

                  Section 3.5. Administrative Fee. The Borrower shall pay to the Agent for its own account an annual fee of $25,000. The administrative fee shall be due and payable annual in advance on or before the date hereof and on each anniversary of the date hereof.
                                       20

                  Section 3.6. Closing Fee. The Borrower shall pay to the Agent, for the ratable benefit of the Revolving Credit Lenders, a closing fee equal to 3/8 of 1% of the Total Commitments. This fee shall be due and payable on the Closing Date.

                  Section 3.7.  Payments Generally.

                  (a) All payments under this Agreement or the Notes shall be made in Dollars in immediately available funds to the Agent, in accordance with the respective obligations of the Borrower then due and payable to each of them not later than 1:00 p.m. New York City time on the relevant dates specified above (each such payment made after such time on such due date is to be deemed to have been made on the next succeeding Banking Day), to the Agent's Lending Office. The Borrower will notify the Agent of any payment pursuant to the provisions of this Section at the same time it makes any such payment. The Bank may (but shall not be obligated to) debit the amount of any such payment to any ordinary deposit account of the Borrower with such Bank; provided, however, that the Agent shall not be permitted to debit any funds which are not available to the Borrower other than on an overdraft basis. The Borrower shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the principal or other amount payable by the Borrower under this Agreement or the Notes to which such payment be applied; provided, however, that in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Banks shall apply such payment as they may elect in their sole discretion. If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Banking Day, such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension. Except to the extent otherwise provided herein, it is the intention of the parties that all payments hereunder be applied to the Banks pro rata in accordance with their respective Commitment Proportions.

                  (b) All payments made by the Borrower under this Agreement, the Notes or the other Facility Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental or taxing authority of any jurisdiction, excluding,
(x) in the case of each Bank, income taxes and franchise taxes (imposed in lieu of income taxes) imposed on such Bank as a result of a present or former connection between the jurisdiction of the government or the taxing authority imposing such tax and such Bank (excluding a connection arising solely from such Bank having executed, delivered, or performed its obligations or received a payment under, or enforced, this Agreement, the Notes or the other Facility Documents) or any political subdivision or taxing authority thereof or therein, and (y) taxes (including withholding taxes) imposed by reason of the failure of the Agent or any Bank, in either case that is organized outside the United States, to comply with Section 3.7(c) hereof (or the inaccuracy at any time of the certificates, documents and other evidence delivered thereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are withheld from any amounts payable to any Bank hereunder or under the Facility Documents, the amounts, paid to such Bank shall be increased to the extent necessary to yield to such Bank (after so payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, the Notes and the other Facility Documents. Whenever any Taxes are payable by
                                       21
the Borrower, the Borrower shall send to such Bank within 30 days after the date of any payment, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Banks the required receipts or other required documentary evidence, the Borrower shall indemnify the Banks for any incremental taxes, interest or penalties that may become payable by any Bank as a result of any such failure. This indemnification shall be made within 30 days from the date such Bank or the Agent (as the case may be ) makes written demand therefor. If any Bank receives a refund in respect of any Taxes for which such Bank has received payment from the Borrower hereunder, such Bank shall promptly notify the Borrower of such refund and such Bank shall, within 30 days of receipt of a request by the Borrower repay such refund to the Borrower, provided that the Borrower, upon the request of such Bank, agrees to return such refund (plus any penalties, interest or other charges) to such Bank in the event such Bank is required to repay such refund. The agreements in this subsection shall survive the termination of this Agreement and the Facility Documents and the payment of the Notes and all other amounts payable hereunder or thereunder.

                  (c) Each Bank that is organized outside of the United States shall deliver to the Borrower on the date hereof (or, in the case of an assignee, on the date of the assignment) and from time to time as required for renewal under applicable law duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor or additional forms), as appropriate, indicating in each case that such Bank is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes. Each Bank that is organized outside the United States shall promptly notify the Borrower and each other Bank of any change in its Lending Office and upon written request of the Borrower such Bank shall, prior to the immediately following due date of any payment by the Borrower or any Guarantor hereunder or under any other Facility Document, deliver to the Borrower or such Guarantor, as the case may be (with copies to each other Bank), such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation
Internal Revenue Service Form 4224, Form 1001 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-4(a) or
Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Bank establishing that such payment is (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. The Borrower shall be entitled to rely on such forms in their possession until receipt of any revised or successor form pursuant to this Section 3.6(c). If the Agent or a Bank fails to provide a certificate, document or other evidence required pursuant to this Section 3.6(c), then, unless it is no longer entitled to such exemption due to a change in law, upon notice by the Borrower to the Agent and such Bank (i) the Borrower shall be entitled to deduct or withhold on payments to the Agent or such Bank as a result of such failure, as required by law, and (ii) the Borrower shall not be required to make payments of additional amounts with respect to such withheld Taxes pursuant to clause (x) of
Section 3.6(c) to the extent such withholding is required solely by reason of the failure of the Agent or such Bank to provide the necessary certificate, document or other evidence.

                  Section 3.8.  Interim Adjustments to Borrowing Base.

                  (a) The Borrowing Base shall be adjusted periodically as follows:

                      (i) The Borrowing Base shall be increased to include:

                             (A) Real  Estate  Assets  that are  acquired by the
Borrower and/or the Guarantors and that satisfy the definition of "Eligible Properties" hereunder; and

                             (B)  Real  Estate  Assets  that do not  qualify  as
"Eligible Properties" but subsequently satisfy the requirements of "Eligible Properties";

                             (C) Real Estate  Assets that  originally  satisfied
the definition of "Eligible Properties" hereunder, where the provisions of clause (ii) (B) below were applied but the condition has been cured through a lease extension or a re-leasing of such property, provided, however, that in either case with respect to any such property, the Agent, on behalf of the Banks, shall be permitted to conduct such due diligence investigations at the Borrower's expense as the Banks deem appropriate prior to including such property as an "Eligible Property" and the Banks shall be satisfied that the property meets the criteria for "Eligible Properties". In the event the Agent does not inform the owner of the subject Real Estate Asset that the Banks have rejected the Real Estate Asset as an Eligible Property within 30 Business Days, such property in question shall automatically be deemed an Eligible Property.

                      (ii) Conversely, the Borrowing Base shall be decreased to exclude:

                             (A)  Real  Estate  Assets  that  are  sold  by  the
Borrower or any Guarantor or that become subject to liens securing Indebtedness which exceed 30% of the annualized and normalized actual year-to-date Net Operating Income for such property [capitalized at 12.0%]; and

                             (B) Any Real Estate Asset that originally satisfied
the definition of "Eligible Property," (i) if the tenant for a substantial portion of such property has delivered a termination notice, or (ii) six months prior to the termination of the lease with respect to a substantial portion of such property or (iii) if the tenant otherwise indicates its intention to cease paying rent with respect to a substantial portion of such property.

                  (b) Upon the happening of any of the events described above, the Borrower shall deliver to the Banks a notice thereof as required pursuant to
Section 7.8 hereof. In addition, the Borrower shall deliver to the banks a new Borrowing Base Certificate within five (5) Banking Days after the happening of any such event; provided, however, that in the case of clause 3.8(a)(i) above, the Borrower shall not deliver a new Borrowing Base Certificate including any such property until the Agent shall have completed its due diligence investigation and the Banks shall have been satisfied with the results thereof. The Agent agrees to use all reasonable efforts to complete any such due diligence investigation within 30 Business Days of receiving notice from the Borrower thereof.


                                   ARTICLE 4.
                             YIELD PROTECTION, ETC.

                  Section 4.1.  Certain Compensation.
                                       23

                  (a) The Borrower hereby agrees to indemnify the Banks against any loss or expense which the Banks or any one of them may sustain or incur as a consequence of any of the following:
                                    (i)  the  receipt  or  recovery  by a  Bank,
                  whether by voluntary prepayment, acceleration or otherwise, of all or any part of a LIBOR Loan prior to the last day of an Interest Period applicable thereto;

                                    (ii) the  conversion,  prior to the last day
                  of an applicable Interest Period, of a LIBOR Loan into a Base Rate Loan;

                                    (iii) the failure by the  Borrower to borrow
                  any LIBOR Loan, convert any Base Rate Loan to a LIBOR Loan or continue any LIBOR Loan on the date of borrowing, conversion or continuation set forth in the notice delivered by the Borrower pursuant to the provisions hereof, unless such failure to borrow results from the Banks' failure to fund such borrowing when the Banks are required to do so under the terms of this Agreement; or

                                    (iv) the  failure  by the  Borrower  to pay,
                  punctually on the due date thereof, any amount payable by the Borrower with respect to or on account of any LIBOR Loan.

                  Without limiting the effect of the foregoing, Borrower shall pay to any Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election (as defined below) with respect to the principal amount so received, recovered, converted or not borrowed, shall be subtracted from the rate of interest applicable to such LIBOR Loan (or the rate agreed to in the case of a failure to borrow). If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number then the resulting percentage shall be multiplied by the amount of the principal balance being received, recovered, converted or not borrowed. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the relevant Fixed Rate Election. The resulting amount shall be the yield maintenance fee due to such Bank. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of the Reserve Adjusted LIBOR Rate. If by reason of an Event of Default, the Banks elect to declare the Notes to be immediately due and payable, then any yield maintenance fee with respect to all LIBOR Loan shall become due and payable in the same manner as though the Borrower prepaid such LIBOR loans.

                  (b)  Any  Bank  requesting  indemnification  pursuant  to this
Section 4.1 shall deliver to Agent and to the Borrower a certificate as to any additional amounts payable pursuant to this Section 4.1 setting forth the basis and method of determining such amounts, which certificate shall be conclusive, absent manifest error, as to the determination by each Bank set forth therein if made reasonably and in good faith. The Borrower shall pay to each Bank any amounts so certified by such Bank within 10 days of receipt of any such certificate. For purposes of this Section 4.1, all references to the "Bank" shall be deemed to include any participant in this Agreement and/or the Loans.
                                       24

                  Section 4.2.  Additional Costs.

                  (a) The Borrower shall pay to each Bank, from time to time, on demand of any such Bank, such amounts as such Bank may reasonably determine to be necessary to compensate it for any costs which Bank reasonably determines are attributable to its obligation to make any Loan hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any such obligations (other than taxes imposed on the overall net income of such Bank for any of such obligations by the jurisdiction in which such Bank has its principal office or Lending Office or franchise taxes imposed in lieu of income taxes); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definitions of "LIBOR Loans"); or (iii) imposes any other condition affecting this Agreement, or its Note (or any of such extensions of credit or liabilities) and such Bank's obligations with respect thereto. Each Bank will notify the Agent and the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 4.2(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Notwithstanding anything herein to the contrary, no provision of this Section 4.2(a) shall be deemed to require the Borrower to make any payment of any amount to the extent that such payment would duplicate any payment made by the Borrower pursuant to Section 3.7 hereof.

                  (b) Without limiting the effect of the foregoing provisions of this Section 4.2, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes LIBOR Loans or
(ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower, the obligation of such Bank to make LIBOR Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.5 shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 4.2 (but without duplication), the Borrower shall pay to each Bank from time to time on request such amounts as such Bank may reasonably determine to be necessary to compensate such Bank for any costs which it reasonably determines are attributable to the maintenance by it or any of its Affiliates pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law and whether in effect on the date of this Agreement or thereafter) of any court or governmental or monetary authority, of capital in respect of its Loans or other obligations hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Bank to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Agent and the Borrower if it is entitled to compensation pursuant to this Section 4.2(c) as promptly as practicable after it determines to request such compensation.

                  (d) A statement of any Bank setting forth such amount or amounts, supported by calculations in reasonable detail, as shall be necessary to compensate such Bank as specified in paragraphs (a), (b) and (c) above shall be delivered to the Borrower and shall be conclusive absent demonstrable error. The Borrower shall pay each such Bank the amount shown as due on any such statement within ten (10) days after its receipt of the same.

                  (e) Any Bank claiming any additional amounts payable pursuant to this Section 4.2 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Bank, be otherwise disadvantageous to such Bank.

                   Section 4.3. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if:

                  (a) any Bank determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Loans " in Section 1.1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any LIBOR Loans as provided in this Agreement; or

                  (b) any Bank determines (which determination shall be conclusive) and notifies the Agent and the Borrower that the relevant rates of interest referred to in the definition of "LIBOR Loans" in Section 1.1 upon the basis of which the rate of interest for any type of LIBOR Loans is to be determined do not adequately cover the cost to such Bank of making or maintaining such Loans, then, such Bank shall as soon as practicable thereafter give written notice (or facsimile notice promptly confirmed in writing) of such determination to the Agent and the Borrower, and any request by the Borrower for the making of a LIBOR Loan or conversion or continuation of any Loan into a LIBOR Loan, in each case, pursuant to the provisions hereof shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Base Rate Loan. Each determination by a Bank made hereunder shall be conclusive absent manifest error.

                  Section 4.4.  Illegality.  Notwithstanding any other provision in this  Agreement,  in the event that it becomes  unlawful  for any Bank or its
Lending  Office  to  honor  its  obligation  to make  or  maintain  LIBOR  Loans hereunder, then such Bank shall promptly notify the Agent and the Borrower thereof and such Bank's obligation to make or maintain LIBOR Loans hereunder shall be suspended until such time as such Bank may again make and maintain such affected Loans (in which case the provisions of Section 4.5 shall be applicable).

                  Section 4.5.  Certain LIBOR Loans  Pursuant To Sections  4.2.,
4.3 and 4.4. If an event referred to in Section 4.2, 4.3 or 4.4 has occurred, the affected Bank shall be required to make Base Rate Loans in accordance with this Agreement, and all LIBOR Loans of such Bank then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Bank in such notice (which shall be, for each LIBOR

Loan, the last day of the Interest Period applicable thereto unless such Bank determines that it is required by law to convert such LIBOR Loan on an earlier date in which case such earlier date shall be the date of conversion), and, to the extent that LIBOR Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Bank's LIBOR Loans shall be applied instead to its Base Rate Loans. In the event of any conversion of any LIBOR Loan to a Base Rate Loan pursuant to Section 4.5 prior to the maturity date with respect to such LIBOR Loan, the Borrower shall pay to the relevant Bank all amounts required to be paid pursuant to Section 4.1 hereof.

                  Section 4.6. Survival. The indemnities and other obligations set forth in this Article 4 shall survive payment in full of all Loans or extensions of credit made pursuant to this Agreement and the Termination Date.


                                   ARTICLE 5.
                              CONDITIONS PRECEDENT.

                   Section   5.1.   Documentary   Conditions   Precedent.    The
obligations of the Banks to make the Loans on or after the date hereof are subject to the conditions precedent that:

                  (a) each Bank shall have received on or before the date hereof each of the following, in form and substance reasonably satisfactory to such Bank and its counsel:

                (i) this Agreement duly executed by the Borrower;

                                    (ii) in the  case of each  Revolving  Credit
                  Lender, the Revolving Credit Note executed in favor of such Revolving Credit Lender duly executed by the Borrower;

                                    (iii) in the case of the Term  Loan  Lender,
                  the Term Loan Note executed in favor of such Term Loan Lender duly executed by the Borrower;

                                    (iv) a  certificate  of the Secretary of the
                  Borrower and each of the Guarantors listed on Schedule 5.1(a), dated the Closing Date, attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the Facility Documents and each other document to be delivered pursuant to this Agreement, together with certified copies of the certificate or articles of incorporation and the by-laws of the Borrower and each of such Guarantors; and, such certificate shall state that the resolutions and corporate documents thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                                    (v) a  certificate  of the  Secretary of the
                  Borrower and each of the Guarantors (which in the case of Guarantors may be in the form of an omnibus certificate), dated the Closing Date, certifying the names and true signatures of the officers of such entity authorized to sign the Facility Documents and the other documents to be delivered by such entity under this Agreement;

                                    (vi)  a  certificate  of a  duly  authorized
                  officer of the Borrower, dated the Closing Date, stating that the representations and warranties in Article 6 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

                                    (vii)  Guarantees,  duly  executed  by  each
                  Guarantor;

                                    (viii) Security Agreements, duly executed by
                  each of the Operating Companies, together with fully executed and completed financing statements on form UCC-1, in proper form for filing in all jurisdictions necessary or, in the reasonable discretion of the Agent, desirable to perfect the security interests granted under the Security Agreements;

                                    (ix)  UCC  search  results  identifying  all
                  financing statements on file with respect to the Borrower or the Guarantor in such jurisdictions as the Agent requires indicating that no party claims any interest in the property of the Borrower or the Guarantors other than the holders of Permitted Liens;

                                    (x) results of title  searches  with respect
                  to such properties of the Borrower and the Guarantor as the Agent requires, which shall be satisfactory to the Banks in all respects;

                                    (xi) the Assignments,  duly executed by each
                  of the Borrower and the Guarantors in proper form for filing in all jurisdictions necessary or in the reasonable discretion of the Agent, desirable to record the Banks' interest in the leases on the Real Estate Assets;

                                    (xii) the Environmental Indemnity Agreement,
                  duly executed by the Borrower and each Guarantor;

                                    (xiii)  an  opinion   of  counsel   for  the
                  Borrower  and   Guarantors,   dated  the  Closing   Date,   in
                  substantially the form of Exhibit F;

                                    (xiv)   satisfactory   evidence   that   the
                  Borrower and the Guarantors listed on Schedule 5.1A are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation;

                                    (xv) audited  consolidated balance sheets of
                  the Borrower and the Guarantors as of December 31, 1998, and consolidated income statements and statements of cash flows of the Borrower and the Guarantors for the fiscal year then ended, all prepared in accordance with GAAP, together with the unqualified opinion thereon of Arthur Andersen, LLP, independent certified public accountants, together with management prepared consolidating balance sheets, income statements and statements of cash flows as of the same date and covering the same fiscal period, and unaudited consolidated and consolidating balance sheet of the Borrower and the Guarantors as at September 30, 1999, together with income statements and statements of cash flows of the Borrower and the Guarantors for the fiscal quarter ended September 30, 1999 and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each prepared by or under the supervision of the chief financial officer of the Borrower in accordance with GAAP;

                                    (xvi)  evidence  that the  Borrower  and the
                  Guarantors maintain such insurance with respect to their business and properties as would customarily be maintained by similar businesses which are similarly situated;

                                    (xvii)  satisfactory  evidence  that neither
                  the Borrower nor any Guarantor is in default with respect to any contractual obligations to which it is a party, the effect of which may be material and adverse to the Borrower or any Operating Company, or the Borrower and the Guarantors, taken as a whole, or to the ability of the Borrower or any Guarantor to perform its obligations hereunder or under the other Facility Documents;

                                    (xviii)  a  duly  executed   Borrowing  Base
                  Certificate containing information as of September 30, 1999, in form and substance satisfactory to the Banks;

                                    (xix) a property  cash flow  analysis in the
                  form of the property cash flow analysis previously delivered to the Banks confirming information as of June 30, 1999, which shall in all respects be satisfactory to the Banks, together with a certification of a duly authorized officer of the Borrower (A) that no event or circumstance has occurred since June 30, 1999 which would have a material adverse effect on the information contained in such analysis with respect to any property or (B) describing all material changes in such analysis from the date thereof through the date hereof;

                                    (xx)  such  other  documents,   instruments,
                  approvals, opinions and evidence as the Banks may reasonably require.

                  (b) the Borrower shall have paid or caused to be paid to the Banks in full all fees and expenses required to be paid hereunder or in connection herewith, and including all fees and expenses of the Banks incurred in connection with the preparation, execution and delivery of this Agreement and the other Facility Documents and the consummation of the transactions contemplated thereby (including, without limitation, those set forth in Section
12.3 below) and all expenses incurred by the Agent pursuant to Subparagraph (g) below;

                  (c) the Borrower and the Guarantors shall have obtained all consents, permits and approvals required in connection with the execution, delivery and performance by the Borrower and the Guarantors of their obligations hereunder and such consents, permits and approvals shall continue in full force and effect;

                  (d) the Banks shall be satisfied that the proceeds of the initial Loans hereunder shall be applied to pay the Borrower's Existing Bank Debt in full on the date hereof, that all UCC-1 financing statements filed to secure the Borrower's obligations with respect to the Existing Bank Debt shall have been terminated, and that all existing lines of credit and demand facilities of the Borrower and the Guarantor shall have been terminated;

                  (e) the Agent shall have been provided with copies of all credit agreements, loan agreements, indentures, mortgages and other documents relating to the extension of credit to the Borrower and shall be satisfied with its review of the foregoing;

                  (f) the Banks shall be satisfied with the form and content of all Schedules delivered by the Borrower pursuant to this Agreement or any document delivered in connection herewith;

                  (g) the Agent shall have conducted a physical inspection of no fewer than twenty (20) Eligible Properties and shall be satisfied that such properties are occupied as represented by the Borrower, are in good and workmanlike condition and are otherwise in conformance with the Agent's normal lending requirements;

                  (h) the Agent shall have received title reports on each of twenty (20) Eligible Properties;

                  (i) the Agent shall have verified the nine month Net Operating Income at September 30, 1999 (which shall be annualized and normalized) for each of the properties referred to in subparagraph (g) above, including analysis of future contractual income stream and verification of revenues and expenses;

                  (j) the Agent shall have completed a review of all leases relating to each of the properties referred to in paragraph (h) above;

                  (k) the Banks shall be satisfied that there has been no material adverse change in the financial condition of the Borrower or any Guarantor since December 31, 1998; and

                  (l) all legal matters in connection with this financing shall be reasonably satisfactory to the Banks and their counsel.

                  Section 5.2. Additional Conditions Precedent. The obligations of the Banks to make any Loan shall be subject to the further conditions precedent (which shall be in addition to, and shall not be deemed to limit or modify, any of the other terms and conditions hereunder) that on the date of such Loan the Banks shall have received the following:

                  (a) a certificate executed by the Chief Financial Officer or the Chief Executive Officer of the Borrower dated as of such date, stating that
(i) the representations and warranties contained in Article 6 hereof, which for purposes of this Section, shall be deemed to relate to the Borrower and to each Guarantor as if each Person were the subject of each such representation and warranty, are true and correct in all material respects on and as of the date of such Loan as though made on and as of such date (except when such representation or warranty by its terms relates to the date hereof or another specific date;
(ii) no Default or Event of Default has occurred and is continuing or would result from any such Loan; (iii) since the date of the most recent Borrowing Base Certificate there has been no material adverse change in the Borrowing Base; and (iv) since the date of the most recent financial statements delivered hereunder there has been no material adverse change in the business, properties, prospects, financial or other condition of the Borrower or any Guarantor; and
(v) the proceeds of such Loan shall be used in accordance with all applicable provisions of this Agreement, including, without limitation, the provisions of
Section 8.7 hereof.

                  (b) a certificate executed by the Chief Financial Officer or the Chief Executive Officer of the Borrower, dated as of such date, in form and substance satisfactory to the Banks stating that after giving effect to the proposed borrowing, Aggregate Outstandings, will not exceed the lesser of (i) the total Commitments or (ii) the Borrowing Base then in effect; and

                   (c) a copy of the Borrower's most recent Borrowing Base Certificate delivered pursuant to Section 7.8 hereof.

                                   ARTICLE 6.
                         REPRESENTATIONS AND WARRANTIES.

                  The Borrower and, where applicable, each Guarantor, hereby represents and warrants that:

                  Section 6.1. Incorporation, Good Standing and Due Qualifications; Compliance with Law. Each of the Borrower and the Guarantors is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or presently proposes to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to so qualify would not cause a material adverse effect upon the operations, business, properties or financial condition of the Borrower or any Operating Company or of the Borrower and the Guarantors, taken as a whole. In addition, the Borrower and each of the Guarantors is in compliance in all material respects with all laws, treaties, rules or regulations and determinations or orders of or with respect to all arbitrators, courts or other governmental authorities applicable to it.

                  Section 6.2. Power and Authority; No Conflicts. The execution, delivery and performance by the Borrower and the Guarantors of each of the
Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of the stockholders of the Borrower or any of the Guarantors; (b) contravene the charter or by-laws of the Borrower or any of the Guarantors; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including, without limitation, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve system as in effect from time to time), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; (d) result in a breach of or constitute a default or require any consent under any indenture or loan agreement or any other agreement, lease or instrument to which the Borrower or any of the Guarantors is a party or by which properties of the Borrower or any of the Guarantors may be bound or affected; (e) result in or require the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or any of the Guarantors except in favor of the Banks as herein provided; or (f) cause the Borrower or any of the Guarantors to be in default under any such rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

                  Section 6.3. Legally Enforceable Agreements. Each Facility Document is, or when delivered under this Agreement will be, a legal, valid and binding obligation of the Borrower and each Guarantor (if such entity or Person is a party thereto) enforceable against such entities or Person in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting creditors' rights generally or by the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

                  Section 6.4. Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened, against or affecting the Borrower or any of the Guarantors before any court, governmental agency or arbitrator, which would, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of the Borrower or any of the Guarantors, or the ability of the Borrower or any Guarantor to perform its obligations hereunder.

                  Section 6.5. Financial Statements; Other Liabilities. The consolidated balance sheet of the Borrower and the Guarantors as at December 31, 1998, and the related income statements and statements of cash flow of the Borrower and the Guarantors for the fiscal year then ended, and the accompanying notes, together with the unqualified opinion thereon of Arthur Andersen, LLP, independent certified public accountants, and the interim financial statements of the Borrower and the Guarantors as at and as of (as the case may be) September 30, 1999, copies of which have been furnished to each of the Banks, fairly present the financial condition of the Borrower and the Guarantors as at such dates and the results of the operations of the Borrower and the Guarantors for the periods covered by such statements, all in accordance with GAAP consistently applied (subject, in the case of interim financial statements, to year-end adjustments and except, in the case of such interim financial statements, for the absence of notes thereto prepared in accordance with GAAP). As of the date hereof, there are no liabilities or obligations of the Borrower or any of the Guarantors, whether direct or indirect, absolute or contingent, or matured or unmatured, other than (a) as disclosed or provided for in the financial statements and notes thereto which are referred to above or which are not required to be so disclosed, or (b) which are disclosed elsewhere in this Agreement or in the Schedules hereto or which are not required to be so disclosed, or (c) arising in the ordinary course of business since December 31, 1998 or (d) created by this Agreement. The written information, exhibits and reports furnished by the Borrower to the Banks in connection with the negotiation of this Agreement are complete and correct in all material respects. No event has occurred which would constitute a material adverse change in the business, financial or other condition or prospects of the Borrower and the Guarantors taken as a whole.

                  Section 6.6. Ownership and Liens. The Borrower and the Guarantors have title to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section 6.5, and none of the properties and assets owned by the Borrower or the Guarantors, and none of their respective leasehold interests, is subject to any Lien, except for Permitted Liens.

                  Section 6.7. Taxes. The Borrower and each of the Guarantors have filed all tax returns (foreign, federal, state and local) required to be filed (including, without limitation, with respect to payroll and sales taxes) and the Borrower and each of the Guarantors have paid all taxes (including, without limitation, all payroll and sales taxes), assessments and governmental charges and levies shown thereon to be due, including interest and penalties, other than taxes, assessments and governmental charges and levies being contested in good faith by appropriate proceedings and with respect to which adequate reserves in conformity with GAAP shall have been provided on the books of the Borrower and the Guarantors.

                  Section 6.8. ERISA. As of the date hereof, the Borrower and its ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA. No Reportable Event has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under

Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower, nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower and each of its ERISA Affiliates have met their minimum funding requirements under ERISA with respect to all of their Plans and there are no Unfunded Vested Liabilities, and neither the Borrower nor any ERISA Affiliate has incurred any material liability to the PBGC under ERISA.

                   Section 6.9.  Subsidiaries.  As of the date hereof,  Schedule
6.9 is a complete and correct list of all Subsidiaries of the Borrower.

                  Section 6.10. Credit Arrangements. Schedule 6.10 is a complete and correct list of all agreements, indentures, purchase agreements, guaranties, Capital Leases and other investments, agreements and arrangements in effect on the date of this Agreement providing for or relating to extensions of credit in the aggregate amounts of $250,000 or more to the Borrower or any of the Guarantors for borrowed money (including agreements and arrangements for the issuance of letters of credit or for acceptance financing but excluding indebtedness which is non-recourse to the Borrower or the Guarantors) in respect of which the Borrower or any of the Guarantors is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

                  Section 6.11. Operation of Business. The Borrower and the Guarantors possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted except where the failure to obtain any of the foregoing would not result in a material adverse effect upon the operations, business, properties, or financial condition of the Borrower or any Operating Company or of the Borrower and the Guarantors, taken as a whole.

                  Section 6.12. Hazardous Substances. Except as disclosed in the Borrower's most recent report on Form 10-K or on Schedule 6.12 (a copy of which has been provided to the Banks), (i) the Borrower and the Guarantors are in material compliance with all applicable Environmental Laws, and have obtained all necessary licenses and permits required to be issued pursuant to any applicable Environmental Law and (ii) as of the date hereof, neither the Borrower nor any of the Guarantors has received any notice or communication from any governmental agency with respect to (a) any Hazardous Substance relative to its operations, property or acts, or (b) any investigation, demand or request pursuant to or enforcing any Environmental Law relating to it or its operations, properties or acts, and no such investigation is pending or, to the knowledge of the Borrower or any Guarantor, threatened.

                  Section 6.13. No Default on Outstanding Judgments or Orders. Each of the Borrower and the Guarantors has satisfied all judgments, orders, notices of violation and decrees and neither the Borrower nor any of the Guarantors is in default with respect to any judgment, writ, injunction, decree, notice of violation, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign applicable to it.

                  Section 6.14. Labor Disputes and Acts of God. As of the date hereof, neither the business nor the properties of the Borrower or any of the Guarantors are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operations of the Borrower and the Guarantors taken as a whole, or the ability of the Borrower or any Guarantor to perform its obligations hereunder (in each case, after giving effect to insurance).

                  Section 6.15. Governmental Regulation. Neither the Borrower nor any of the Guarantors is to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 or any other statute or regulation limited its ability to incur indebtedness for money borrowed as contemplated hereby.

                   Section  6.16.  Partnership,  Etc.  Except  as  disclosed  in
Schedule 6.16, neither the Borrower nor any Guarantor is a partner in any partnership or a member in any limited liability partnership or company.

                  Section 6.17. No Forfeiture Proceedings. Neither the Borrower nor any of the Guarantors is engaged in or proposes to be engaged in the conduct of any business or activity which is likely to result in a Forfeiture Proceeding, and no Forfeiture Proceeding against any of them is pending or, to the best knowledge of the Borrower and the Guarantors as of the date hereof, threatened.

                   Section 6.18. No Default or Event of Default. No Default or Event of Default has occurred and is continuing under this Agreement.

                   Section 6.19. Solvency. Without giving effect to any Guarantee executed in connection Agreement, each of the Borrower and the Guarantors is Solvent. After giving effect to any such Guarantee, the Borrower and the Guarantors, taken as a whole, are Solvent.

                  Section 6.20. Name. Except as set forth on Schedule 6.20, during the five years prior to the making of this Agreement, neither the Borrower nor any Guarantor has been known under, or transacted business using, any name or trade style except for the name set forth above such entity's signature on this Agreement.

                  Section 6.21. Other Agreements . Neither the Borrower nor any Guarantor, is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which would, in any case or in the aggregate have a material adverse effect on its ability to carry out its obligations hereunder or under the Facility Documents. Neither the Borrower, nor any of the Guarantors is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

                  Section 6.22. Eligible Properties. The Borrower and the Guarantors own each of the Eligible Properties free and clear of all liens or encumbrances other than liens or encumbrances that secure indebtedness aggregating, in the case of any such Eligible Property, less than 30% of the annualized and normalized year-to-date Net Operating Income for such property capitalized at 12.0% at the time of determination. The Borrower has provided to the Banks true and correct and complete copies of all leases applicable to the Eligible Properties and neither the Borrower nor any Guarantor, knows of any present default (whether monetary or non-monetary) under or with respect to any of such leases. Each of such leases is in full force and effect and has not been modified or otherwise amended.

                  Section 6.23. Title Insurance. The Borrower and the Guarantors have with respect to each Real Property Asset that is an owned property a fully paid owner's title insurance policy and with respect to each Real Property Asset that is a loan secured by a mortgage on real property a fully paid mortgagee's title insurance policy.

                  Section 6.24. Y2K. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Borrower's , each of the Borrower's Subsidiaries' or any Guarantor's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or, to the Borrower's knowledge without having undertaken any independent investigation, with which the Borrower's, any Subsidiary's or any Guarantor's systems interface) and the testing of all such systems and equipment, as so reprogrammed, have been completed as of the Closing Date. The cost to the Borrower, each of its Subsidiaries and each Guarantor of such reprogramming and testing and of the reasonably foreseeable consequences of the year 2000 to the Borrower, each of its Subsidiaries and each Guarantor (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or Event of Default or have a material adverse effect on the business properties, assets, prospects or condition (financial or otherwise) of the Borrower or any Guarantor. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower, each of its Subsidiaries and each Guarantor are and, with ordinary course upgrading and maintenance, will continue to be sufficient to permit the Borrower, each of its Subsidiaries and each Guarantor to conduct their respective businesses without having a material adverse effect on the business properties, assets, prospects or condition (financial or otherwise) of the Borrower or any Guarantor.


                                   ARTICLE 7.
                             AFFIRMATIVE COVENANTS.

                  So long as any of the Notes or any other Obligations shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower and each Guarantor shall:

                  Section 7.1. Maintenance of Existence. Except as otherwise provided in this Agreement, preserve and maintain its corporate existence and remain in good standing in the jurisdiction of its organization, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required.

                   Section  7.2.   Conduct  of  Business.   Continue  to  engage
principally in the principal business conducted by it on the date hereof.

                  Section 7.3. Maintenance of Properties. Maintain, keep and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.
                                       35

                  Section 7.4. Maintenance of Records. Keep adequate records and
books  of  account,   in  which  complete  entries,   reflecting  all  financial
transactions of such Person, will be made.

                  Section 7.5.  Maintenance of Insurance.

                  (a) With respect to each Operating Company, maintain insurance covering its assets and its business with financially sound and reputable insurance companies or associations properly licensed to do business in the jurisdictions where inventory is located in such amounts and covering such risks (including, without limitation, products liability) as are usually carried by companies engaged in the same or a similar business and similarly situated and as are required by the Facility Documents. The Borrower shall provide the Banks notice that such policies have been paid in full and shall deliver certified copies of the policy or policies of such insurance or certificates of insurance to the Banks if the Banks so request.

                  (b) With respect to the Borrower or any Guarantor that is not an Operating Company, provide copies of evidence of insurance provided by any tenant of a Real Estate Asset as required by the lease relating to such property and, if any tenant is in default of its obligation to maintain insurance or if any Real Estate Asset becomes vacant, the Borrower or the Guarantor, as the case may be, shall maintain such insurance as is required by Section 7.11 hereof.

                  Section 7.6. Compliance with Laws. Comply and cause each tenant of the Eligible Properties to comply with all applicable laws, rules, regulations and orders, and maintain all permits necessary to operate at the Eligible Properties.

                  Section 7.7. Right of Inspection. (a) Subject to the terms of any lease relating to any Real Estate Asset, at any reasonable time upon reasonable notice during normal business hours from time to time, permit any Agent or any agent or representative thereof, to make physical inspections of each Real Estate Asset and to examine and make copies and abstracts from the records and books of account of, and visit the properties of, such Person and to discuss the affairs, finances and accounts of such Person with any of its officers and directors and such entity's independent accountants. In addition, if during the course of any such examination hereunder, anything comes to the Agent's attention which causes the Agent to be concerned that there may be an environmental condition at any Real Estate Asset that is an Eligible Property, the Agent may require the Borrower to permit the Agent to conduct such environmental inspections as the Agent shall deem necessary with respect to such property at the Borrower's expense; provided, however, that the Borrower may, within 10 days of receipt of notice from the Agent of its intention to so inspect such Eligible Property, elect not to permit the Agent to conduct such examination in which event such Real Estate Asset shall no longer be considered an Eligible Property for purposes of calculating the Borrowing Base;

                  (b) In addition to the inspection rights of the Agent pursuant to subparagraph (a) of this Section, the Agent shall be permitted to conduct annual due diligence investigations (which may include site inspections) of the Eligible Properties. The scope of such investigations shall be determined by the Agent and the costs of such investigations up to $15,000 per year, shall be borne by the Borrower and shall be paid out of the Administrative Fee.

                   Section 7.8. Reporting Requirements. Furnish directly to each of the Banks:
                                       36

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, audited, consolidated financial statements of the Borrower and the Guarantors, which shall include consolidated balance sheets of the Borrower and the Guarantors as of the end of such fiscal year, together with consolidated income statements and statements of cash flows of the Borrower and the Guarantors for such fiscal year and as of the end of and for the prior fiscal year, all prepared in accordance with GAAP and accompanied by an unqualified opinion on such consolidated financial statements by a nationally recognized independent certified public accountants reasonably acceptable to the Banks, together with management prepared corresponding consolidating financial statements, all prepared by or under the supervision of the Chief Financial Officer of the Borrower in accordance with GAAP;

                  (b) as soon as available and in any event within 45 days after the end of each of the first, second and third quarters of each fiscal year of the Borrower, consolidated and consolidating financial statements of the Borrower and the Guarantors, which shall include consolidated and consolidating balance sheets of the Borrower and the Guarantors as of the end of each such quarter, together with consolidated and consolidating income statements and statements of cash flows of the Borrower and the Guarantors for each such quarterly period and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared by or under the supervision of the chief financial officer of the Borrower in accordance with GAAP (subject to year-end adjustments and except for the absence of notes prepared in accordance with GAAP);

                  (c) simultaneously with the delivery of the financial reporting statements referred to in (a) and (b) above, a certificate of the Chief Executive Officer or the Chief Financial Officer of the Borrower, certifying that to the best of his knowledge (i) no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, with computations demonstrating compliance (or non-compliance, as the case may be with the covenants contained in Article 9, and (ii) such financial statements have been prepared in accordance with GAAP (subject, in the case of interim statements, to year end adjustments and except for the absence of notes thereto prepared in accordance with GAAP);

                  (d) simultaneously with the delivery of the annual financial statements referred to in Section 7.8(a) above, a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof;

                  (e) Quarterly, as soon as available and, in any event, not later than the dates financial statements are required to be delivered pursuant to (a) and (b) above, a Borrowing Base Certificate;

                  (f) Annually, not later than February 15 of each year, the Borrower's business plan and projections of financial statements for the immediately succeeding year illustrating the projected income statements, balance sheets and statement of cash flows, each in form and substance satisfactory to the Banks;

                  (g) Quarterly, as soon as available and, in any event, not later than the dates financial statements are required to be delivered pursuant to (a) and (b) above, a report detailing the performance of all operations of the Borrower and the Guarantors by business segment, in form and substance satisfactory to the Banks;

                  (h) Property financial information in a form consistent with the form of information provided on Schedule 7.8(h) hereto;

                  (i) promptly after the Borrower or any Guarantor becomes aware of the commencement thereof, notice of (a) all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any Guarantor, including, without limitation, any such proceeding to any alleged violation of any Environmental Law and including any proceedings relating to any matter if a determination adverse to the Borrower and the Guarantors in such proceeding would have a material adverse effect upon the operations, business, properties or financial condition of the Borrower or any Operating Company or of the Borrower and the Guarantors, taken as a whole, or (b) default under any lease or mortgage with respect to any Real Estate Asset which would have a material adverse effect upon the operations, business, properties or financial condition of the Borrower or any Operating Company or on the Borrower and the Guarantors, taken as a whole;

                  (j) immediately after the Borrower or any Guarantor has knowledge of any Default or Event of Default has occurred, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto;

                  (k) as soon as possible and in any event within five Banking Days after the Borrower knows that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a Chief Executive Officer or the Chief Financial Officer of the Borrower setting forth details respecting such event or condition and the action, if any, which the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                                    (i)  any Reportable Event;

                                    (ii) the filing, under Section 4041 of ERISA
                  of a notice of intent to terminate any Plan or the termination of any Plan;

                                    (iii) the institution by PBGC of proceedings
                  under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                                    (iv)   receipt  by  the  Borrower  or  ERISA
                  Affiliate of notice from a Multiemployer Plan of the complete or partial withdrawal by the Borrower or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan imposing withdrawal liability (as of the date of such notification) exceeding $250,000 or requiring payments exceeding $250,000 per annum;

                                    (v)  receipt  by the  Borrower  or any ERISA
                  Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA if the aggregate annual contributions of the Borrower and all ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been increased over amounts contributed to such Multiemployer Plans for the plan year immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $250,000; and

                                    (vi) the  institution  of a proceeding  by a
                  fiduciary or any Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA for delinquent contributions in excess of $100,000 which proceeding is not dismissed within 30 days;

                  (l) annually, not later than June 1 of each year, a property cash flow analysis for the Borrower and the Guarantors, which shall be in form and substance satisfactory to the Banks;

                  (m) upon the request of the Banks, promptly after the furnishing thereof, copies of any reports or records required to be filed with or furnished to any insurance carriers or governmental authorities relating to Hazardous Substances located on any of real properties owned or occupied by the Borrower or any Guarantor;

                  (n) promptly after the Borrower or any Guarantor knows of the commencement or threat thereof, notice of any Forfeiture Proceeding;

                  (o) promptly after such judgment, decree or order is entered, notice of any judgment, decree or order entered against the Borrower or any of the Guarantors;

                  (p) promptly and, in any event, within 5 Banking Days, notice of any event which would (i) require an interim adjustment of $500,000 or more to the Borrowing Base in accordance with the provisions of Section 3.8 hereof or
(ii) would require an interim adjustment of the Borrowing Base, regardless of amount, if as a result of such adjustment Aggregate Outstandings would exceed the Borrowing Base; and

                  (q) promptly upon the chief executive officer or the chief financial officer of the Borrower or any Guarantor obtaining knowledge thereof, notice of any dispute with any account debtor involving an amount in excess of $100,000 and notice of all disputes with account debtors involving aggregate amounts in dispute in excess of $500,000; and

                  (r) such other information respecting the condition or operations, financial or otherwise of the Borrower or any of the Guarantors or ERISA Affiliates, including copies of other reports filed from time to time within the Securities and Exchange Commission, as the Banks may from time to time reasonably request.

                  Section 7.9. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material Indebtedness and other material obligations of whatever nature.

                  Section 7.10.  Payment of Taxes.

                  (a) From time to time when the same shall become due and payable, pay and discharge all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against the Eligible Properties, or any part thereof, or upon the revenues, rents, issues, income and profits of the Eligible Properties, or any part thereof, or arising in respect of the occupancy, use of possession thereof unless such claims are being contested in good faith by appropriate proceedings provided that adequate reserves in conformity with GAAP shall have been provided on the books of the Borrower and/or such Guarantor(s). Borrower and each Guarantor shall, upon the request of the Agent, deliver to the Agent receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against the Eligible Properties or any part thereof, or the revenues, rents, issues, income or profits thereof.

                  (b) Pay from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers and others, which claims and demands, if unpaid, might result in, or permit the creation of, a lien on the Eligible Properties or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, unless such claims are being contested in good faith by appropriate proceedings provided that adequate reserves in conformity in the GAAP shall have been provided on the books of the Borrower and/or the Guarantors.

                  Section 7.11.  Insurance.

                  (a) Keep or enforce the obligation of tenants to keep, the Real Estate Assets insured against damage by fire and other hazards coveted by the standard extended coverage insurance policy. Subject to the terms of the applicable leases, all insurance policies and endorsements required pursuant to this Section shall be fully paid for, nonassessable and contain such provisions and expiration dates and be in such form and amounts and issued by such insurance companies satisfactory to the Banks. In addition, after the occurrence of an Event of Default hereunder, the Banks may require the Borrower and the Guarantors to carry or to require their respective tenants to carry such other insurance on the Real Estate Assets including oil storage tank insurance, in such amounts as may from time to time be required by institutional lenders, against insurable casualties which at the time are commonly insured against in the case of premises similarly situated.

                  (b) Subject to the terms of the applicable leases, if any Eligible Property or any part thereof, is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area, the Borrower and the Guarantors shall keep, or cause their respective tenants to keep, for as long as any Indebtedness remains unpaid, such Eligible Property covered by flood insurance in an amount at least equal to the value assigned to such Eligible Property in the Borrowing Base.

                  (c) The Borrower shall give the Agent prompt notice of any loss to any Real Estate Asset covered by insurance if such loss would decrease the value of such Real Estate Asset by $500,000 or more or (ii) would have a material adverse affect on the Borrowing Base or upon the Borrower and its Subsidiaries on a consolidated basis. For so long as no Event of Default has occurred and is continuing, (i) the Borrower shall have the sole right to adjust losses covered by insurance, (ii) the proceeds from any adjusted insurance claim shall be paid to the Borrower, which proceeds shall be used by the Borrower for the restoration, rebuilding, renovation and/or repair of the property so requiring same. If, at the time of any loss, an Event of Default has occurred and is continuing, (i) the Borrower shall not adjust said loss without the prior written consent of the Banks; and (ii) any and all insurance proceeds shall be paid to the Agent and the Agent, with the consent of the Required Banks, in its sole discretion, may use such proceeds to either (i) repay all or any portion of the Loans or (ii) restore, rebuild, renovate and/or repair the damaged property. In the event the Agent makes the insurance proceeds available to the Borrower, the Borrower agrees to promptly commence and diligently continue to perform the repairs, restoration, renovation or rebuilding of the damaged property so as to restore such property to be in full compliance with all laws and so that such property shall be at least equal in value and general utility as prior to such damage or destruction. All provisions of this Section 7.11(c) and the Banks' rights and remedies hereunder are subject to the insurance provisions of the applicable leases on the Real Estate Assets and proceeds for rebuilding which shall exceed $500,000 shall be disbursed by the Agent in conformity with its normal construction lending procedures.

                  Section 7.12. Condemnation. The Borrower, immediately upon obtaining of the knowledge of the institution of any proceedings for the condemnation of any of the Real Estate Assets or any part of any Real Estate Assets that may materially effect the value of the Borrowing Base or that may materially adversely effect the Borrower and its Subsidiaries, on a consolidated basis, will notify the Agent of the pendency of such proceeding. Subject to the provisions of the applicable leases, after the occurrence of an Event of Default hereunder, the Agent may participate in any such proceeding and the Borrower, from time to time, will deliver to the Agent all instruments requested by it to permit such participation. In the event of such condemnation proceeding after the occurrence of an Event of Default hereunder, the award or compensation payable is hereby assigned to and shall be paid to the Agent. The Agent shall be under no obligation to question the amount of any such award or compensation. In any such condemnation proceedings after the occurrence of an Event of Default hereunder, the Agent may be represented by counsel selected by the Agent. The Borrower, upon request by the Agent, shall make, execute and deliver any and all instruments requested for the purpose of confirming of the assignment of the aforesaid awards and compensation to the Agent free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. All provisions of this
Section 7.12 and the Banks' rights and remedies hereunder are subject to the condemnation provisions of the applicable leases on the Real Estate Assets.

                  Section 7.13. Subsidiaries. Simultaneously with their creation, give to the Agent notice of each new Subsidiary and cause all Subsidiaries to become Guarantors hereunder and, in connection therewith to execute and deliver Guarantees to the Banks.

                                   ARTICLE 8.
                               NEGATIVE COVENANTS.

                  So long as any of the Notes or other Obligations shall remain unpaid or any Bank shall have any Commitment hereunder, neither the Borrower nor any Guarantor shall:

                  Section 8.1. Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except for any of the following types of Indebtedness:

                  (a) Indebtedness of the Borrower under this Agreement or the Notes;

                  (b) Indebtedness described in Schedule 8.1 and any other existing Indebtedness of any Guarantor relating to extensions of credit of less than $250,000 that is non-recourse to the Borrower or any other Guarantor and any refinancing of any such Indebtedness secured by a mortgage on any real property of the Borrower or any Guarantor provided that such refinancing does not increase the principal amount of such Indebtedness or change non-recourse to recourse Indebtedness;

                  (c)  Provided  that no Event of Default  then  exists or would result therefrom, Indebtedness of the Borrower, or any such Guarantor, secured by purchase money Liens permitted by Section 8.2 provided that the maximum amount of such Indebtedness incurred during any fiscal year (excluding non-recourse indebtedness secured by real property) shall not exceed $500,000;

                  (d)  unsecured  trade   indebtedness  and  customer   deposits
incurred in the ordinary course of business;

                  (e) in the case of the Guarantors, the guarantees of the Obligations pursuant to the Guarantees; and

                  (f) Indebtedness of any Post-Closing Guarantor, provided that such Indebtedness is non-recourse to the Borrower or to any other Subsidiary of the Borrower.

                  Section 8.2. Liens. Create, incur, assume or suffer to exist or permit any Subsidiary to create, incur or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, or grant to any third party any rights to enforce a "negative pledge" with respect to its properties or assets, except the following liens ("Permitted Liens"):

                  (a) Liens in favor of the Banks securing the Obligations pursuant to the provisions hereof;

                  (b) Liens for taxes or assessments or other government charges or levies if not yet due payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in conformity with GAAP;

                  (c) Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 30 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP have been established, including, without limitation, any landlord's lien which is being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP have been established;

                  (d) Liens under workers' compensation, unemployment insurance, social security or similar legislation (other than ERISA);

                  (e) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

                  (g) judgment and other similar Liens securing claims aggregating not more than $250,000 arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                  (h) subject to the provisions of Section 8.1(c) hereof, (i) purchase money Liens on any property heretofore or hereafter acquired or the assumption of any Lien on any property existing at the time of such acquisition, or (ii) a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease; provided, that in the case of any of
(i)-(ii) above, (i) the creation or occurrence of any such Lien shall not otherwise result in a Default or Event of Default with respect to any of the other provisions of this Agreement, (ii) the Indebtedness secured by such Lien shall not exceed 100% of the fair market value of the property encumbered by such Lien, and (iii) such Lien shall not encumber any property of the Borrower and the Subsidiaries other than the property so acquired;

                  (i) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of set off or similar rights with respect to deposit accounts of the Borrower or any Subsidiary; and

                  (j) Liens  securing  Indebtedness  permitted  by  Section  8.1 hereof.

                  Section 8.3. Investments. Make or permit any Subsidiary to make any loan or advance to any Person or purchase or otherwise acquire or permit any Subsidiary to purchase or otherwise acquire, any capital stock, obligations or other securities of, make any capital contribution to, or otherwise invest, after the date hereof, in, or acquire any interest in any Person (each of the foregoing, an "Investment"), except (i) Permitted Investments; (ii) Investments permitted under Section 8.7 hereof; (iii) the Borrower may make loans or advances to the Operating Companies provided that the outstanding principal balance of such loans or advances may not exceed an aggregate of $10,000,000 at any one time; (iv) subject to the provisions of
Section 8.7 hereof, the Borrower or any Subsidiary may make loans secured by mortgages on real property in the ordinary course of their business consistent with past practices and (v) the Borrower may make investments in Prime
Hospitality Corp. in an aggregate amount not to exceed $8,000,000 (plus any amounts available to be invested pursuant to Section 8.7(iii) provided that such investments may not be funded with the proceeds of any Loan hereunder and provided further that all such investments shall be made in compliance with all applicable laws, rules and regulations. All amounts referred to in this Section shall be valued at cost.

                  Section 8.4. Sale of Assets. Sell, lease, assign, transfer or otherwise dispose of or permit any Subsidiary to sell, lease, assign, transfer or otherwise dispose of any of its now owned or hereafter acquired assets (except to the Borrower), except for: (a) assets disposed of in the ordinary course of business (it being understood that the Borrower and the Guarantors sell Real Estate Assets the ordinary course of business); (b) the sale or other disposition of assets no longer used or useful in the conduct of its business; or (c) the sale or other disposition of any Operating Company or of all or substantially all of the assets of any Operating Company, provided, that: (i) such sale or disposition is negotiated on an arms length basis and the consideration paid in connection with such sale or disposition reflects the fair market value of the property sold or disposed of; (ii) the Banks shall have been provided with copies of all documents executed in connection with sale or disposition; (iii) the Banks shall be satisfied with the terms and conditions of such sale or disposition and (iv) the Borrower and Guarantors remain in pro forma compliance with all terms hereof.

                  Section 8.5. Transactions with Affiliates. Enter into or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except (unless elsewhere restricted hereunder) (a) transactions between the Borrower and any Subsidiary or any Subsidiary with any other Subsidiary, (b) upon fair and reasonable terms, in the ordinary course of and pursuant to the reasonable requirements of, the relevant Person's business and upon fair and reasonable terms no less favorable to the relevant Person than would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided that, after giving effect to any such transaction (i.e., any of the transactions referred to in any of (a)-(b) above), no Default or Event of Default shall have occurred.

                  Section 8.6. Mergers. Etc. Merge or consolidate with, or sell, assign, lease or otherwise dispose of or permit any Subsidiary to merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, except that any Guarantor may merge with or into any other Guarantor or the Borrower hereunder, provided that, in the case of a transaction that involves the Borrower, the Borrower is the surviving entity, and provided that, after giving effect to any such transaction, no Default or Event of Default shall have occurred.

                  Section 8.7. Acquisitions. After the date hereof, make an Acquisition or permit any Subsidiary to make an Acquisition, except that (i) the Borrower or any Guarantor may acquire Real Estate Assets provided that the aggregate consideration paid or to be paid (in the case of a purchase), including all indebtedness assumed by the Borrower or any Guarantor in connection with such Acquisition, or advanced (in the case of a loan) in connection with any such transaction that is wholly funded with proceeds of Revolving Credit Loans hereunder, shall not exceed $25,000,000 in any single transaction (assuming the transaction involves multiple asset locations, provided that no single asset may account for more than $15,000,000 of the total transaction value), (ii) the Borrower or any Guarantor may acquire Real Estate Assets provided that the aggregate consideration paid or to be paid (in the case of a purchase), including all indebtedness assumed by the Borrower or any Guarantor in connection with such Acquisition, or advanced (in the case of a Loan) in connection with any such transaction that is wholly funded with proceeds of Revolving Credit Loans hereunder, shall not exceed $15,000,000 in any transaction (assuming the transaction involves a single asset location); or (iii) the Borrower or any Guarantor may acquire property or assets other than Real Estate Assets provided that the aggregate consideration paid in connection with any such transaction shall not exceed $5,000,000 and the aggregate consideration paid in connection with all such transactions permitted by this clause (iii) during the term hereof shall not exceed $10,000,000. The provisions of this Section 8.7 shall not restrict the Borrower's ability to repurchase its capital stock in accordance with Section 8.11 below.

                  Section 8.8. No Activities Leading to Forfeiture. Engage or permit any Subsidiary to engage in the conduct of any business or activity which would be reasonably likely to result in a Forfeiture Proceeding.

                  Section 8.9. Corporate Documents: Fiscal Year. Amend, modify or supplement or permit any Subsidiary to amend, modify or supplement its certificate or articles of incorporation or by-laws or, in the case of any partnership, its partnership agreement, in any way which would materially adversely affect the ability of the Borrower or any Subsidiary to perform its obligations hereunder or change its fiscal year.

                  Section 8.10. Hazardous Substances; Use of Real Property. Use, or permit the use of, or permit any Subsidiary to use or permit the use of any of its real properties for conducting any manufacturing, industrial, commercial or retail business which involves in any way the introduction, manufacture, generation, processing or storage of any Hazardous Substance in violation, in any material respect of any applicable Environmental Law.

                  Section 8.11. Dividends, etc. Declare or pay any dividends on its capital stock or purchase, redeem, retire or otherwise acquire any of its capital stock at any time outstanding, except that any Subsidiary wholly owned by the Borrower may declare and pay dividends to the Borrower, and except that the Borrower may repurchase its capital stock in amounts not to exceed $2,000,000 in any fiscal year starting after the date of Closing or $5,000,000 during the term of this Agreement.

                  Section 8.12. Other Material Adverse Change. Suffer or permit any other material adverse change in the business, properties, financial condition, prospects or operations of the Borrower or any Subsidiary; in the business, properties, financial condition, prospects or operations of the Borrower and the Guarantors taken as a whole; or in the ability of the Borrower or any Guarantor to perform its obligations under this Agreement or under any of the Facility Documents.

                  Section 8.13. Sales of Receivables; Sale Leasebacks. Sell, discount or otherwise dispose of or permit any Subsidiary to sell, discount or otherwise dispose of notes, accounts receivable or other obligations owing to such entity, with or without recourse, except for purposes of collection in the ordinary course of business; or sell or permit any Subsidiary to sell any asset pursuant to an arrangement to thereafter lease such asset from the purchaser thereof.

                  Section 8.14. Leases of Eligible Properties. Enter into leases with respect to Eligible Properties on terms and conditions which are not commercially reasonable within the markets in which such properties are located.

                  Section 8.15. Maintenance of Real Estate Assets. Subject to the terms of any leases with respect to any Real Estate Assets, commit any waste, or permit any tenant to commit any waste on the Real Estate Assets, or any part thereof, or make any change, or permit any tenant to make any change, in the use of the Real Estate Assets or any part thereof, which shall in any way increase any ordinary fire or other hazard arising out of construction or operation. The Borrower and the Guarantors shall, at all times, maintain or cause any tenants to maintain the Real Estate Assets in good operating order and condition and shall promptly make or cause any tenants to make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end.

                                   ARTICLE 9.
                              FINANCIAL COVENANTS.

                  So long as any of the Notes or other Obligations shall remain unpaid, or any Bank shall have any Commitment under this Agreement, the Borrower and the Guarantors shall:

                  Section 9.1. Limitation on Indebtedness. Not permit Total Adjusted Outstanding Funded Indebtedness of the Borrower and the Guarantors, on a consolidated basis, to exceed 50% of the Capitalization Value of the Borrower and the Guarantors, on a consolidated basis.

                  Section 9.2. Minimum Equity Value. Maintain, on a consolidated basis, a minimum Equity Value of $90,000,000.

                  Section 9.3. Minimum Interest Coverage Ratio. Maintain quarterly, on a consolidated basis, a ratio of (i) annualized and normalized Consolidated EBITDA to (ii) annualized and normalized Consolidated Interest Expense of not less than 2.25:1.00.

                  Section 9.4. Minimum Debt Service Coverage Ratio. Maintain quarterly, on a consolidated basis, a ratio of (i) annualized and normalized Consolidated EBITDA less gains from the sale of properties and other non-recurring income to (ii) annualized and normalized Consolidated Debt Service of not less than 1.15:1.00.

                  Section 9.5. Minimum Eligible Properties Debt Service Coverage Ratio. Maintain quarterly, on a consolidated basis, a ratio of (i) annualized and normalized Eligible Property EBITDA to (ii) Revolving Credit Loan Debt Service of not less than 2.00:1.00.

                  Section 9.6. Limitation of Capital Expenditures. Not make Capital Expenditures excluding expenditures for the acquisition of Real Estate Assets, in excess of an aggregate of $3,000,000 in any fiscal year on a consolidated basis.

                  Section 9.7. Minimum Capitalization Value. Maintain at all times, on a consolidated basis, a minimal Capitalization Value of $150,000,000.

                  Section 9.8. Limitation on Operating Leases . Not enter into operating leases requiring the Borrower and the Guarantors to make more than $500,000 in lease payments in any calendar year, on a consolidated basis.


                                   ARTICLE 10.
                               EVENTS OF DEFAULT.

                  Section 10.1. Events of Default. Any of the following events shall be an "Event of Default":

                  (a) The Borrower shall (A)(i) fail to pay the principal of or interest on any Loan or Note as and when due and payable fail to pay any fee or other amount due hereunder as and when due and payable; or (B) fail to make any required prepayment as and when due and payable in accordance with the terms of this Agreement;

                  (b) Any representation or warranty made or deemed made by the Borrower or by any Guarantor in this Agreement or in any other Facility Document or which is contained in any certificate, document, opinion, financial or other statement furnished to the Banks at any time pursuant to any Facility Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

                  (c) The Borrower shall: (i) fail to perform or observe any term, covenant or agreement contained in Section 2.3, in Articles 4, 8 or 9 or Sections 7.7 (subject to the provisions of the leases relating to the Real Estate Assets), 7.8 or 12.3; or (ii) fail to perform any other term, covenant or agreement on its part to be performed or observed (other than obligations specifically referred to in Section 10.1(a)) in any Facility Document and, in the case of this clause (ii) only, such failure shall continue for 10 consecutive business days;

                  (d) The Borrower or any of the Guarantors shall: (i) fail to make when due any payments with respect to any Indebtedness, including but not limited to indebtedness for borrowed money (other than the payment obligations described in Section 10.1 (a) above), of the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or, if such Indebtedness has no stated due date, before an action for collection is commenced; or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed any agreement or instrument relating to any Indebtedness when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such Indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such Indebtedness (unless such waiver shall be absolute and unconditional); or (iii) any Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; provided, however that it shall not constitute an Event of Default hereunder unless the aggregate principal amount of the Indebtedness referred to in clauses (i), (ii) and (iii) above equals or exceeds (x) $500,000 in the case of recourse Indebtedness of the Borrower or in the case of Indebtedness relating to Eligible Properties or (y) $1,000,000 in the case of Indebtedness of any Guarantors that is non-recourse to the Borrower or any other Guarantor which relates to assets other than Eligible Properties;

                  (e) The Borrower or any of the Guarantors (i) shall generally not, or be unable to, or shall admit in writing its or their inability to, pay its or their debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any court or otherwise for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall, as debtor, commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it or them, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 30 days or more; or (v) by any act or omission shall indicate its or their consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 30 days or more; or (vii) on a consolidated basis, shall cease to be Solvent.

                  (f) One or more judgments, decrees or orders for the payment of money in excess of $250,000 in the aggregate in respect of uninsured or unbonded claims shall be rendered against the Borrower or any of the Guarantors and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 30 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

                  (g) An event or condition specified in Section 7.8(k) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower or any ERISA Affiliate shall incur or in the opinion of the Bank shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is, in the determination of the Bank, material in relation to the financial condition, operations, business or prospects of the Borrower or any Subsidiary;

                  (h) Any Forfeiture Proceeding shall have been commenced with respect to the Borrower or any Subsidiary;

                  (i) Any of the Assignments, the Security Agreements or Guarantees shall at any time after its execution and delivery and for any reason, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or the Guarantors or any of them, or any of the Borrower or the Guarantors shall deny that it has any further liability or obligation under an Assignment, a Security Agreement or a Guarantee to which it is a party, or any of such parties shall fail to perform any of its material obligations under any such document; or

                  (j) a Change in Control shall occur.

                  Section 10.2. Remedies. Upon the occurrence of any Event of Default hereunder, the Required Banks may, by notice to the Borrower, (i) declare the Commitments to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the outstanding principal of the Notes, all interest thereon and all other Obligations to be forthwith due and payable, whereupon the

Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, that, in the case of an Event of Default referred to in Section 10.1(e) or Section 10.1(h) above, the Commitments shall be immediately terminated, and the Notes, all interest thereon and all other amounts payable under this Agreement or the Notes shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE 11.
                        THE AGENT; RELATIONS AMONG BANKS.

                  Section 11.1. Appointment, Powers and Immunities of Agent. Each Bank hereby irrevocably (but subject to removal by the Required Banks pursuant to Section 11.9) appoints and authorizes the Agent to act as its agent hereunder and under any other Facility Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Facility Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Facility Document, and shall not by reason of this Agreement be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrower, or any officer or official of the Borrower, or any other Person contained in this Agreement or any other Facility Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under this Agreement or any other Facility Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document or instrument referred to or provided for herein or therein, or for the failure by the Borrower to perform any of its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Facility Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. The Borrower shall pay any fee agreed to by the Borrower and the Agent with respect to the Agent's services hereunder.

                  Section 11.2. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Bank as the holder of the Loans made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Bank shall have been furnished to the Agent, but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion any Loan.

                  Section 11.3. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest or fees on the Loans to the extent the same is required to be paid to the Agent for the account of the Banks) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default. In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 11.8) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

                  Section 11.4. Rights of Agent as a Bank. With respect to its Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent or any Bank and their respective Affiliates may (without having to account therefor to any other Bank) accept deposits from, lend money to (on a secured or unsecured basis as otherwise permitted hereunder), and generally engage in any kind of banking, trust or other business with, the Borrower or any of the Guarantors (and any of their Affiliates). In the case of the Agent, it may do so as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower or any of the Guarantors for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Although the Agent or a Bank or their respective Affiliates may in the course of such relationships and relationships with other Persons acquire information about the Borrower or any of the Guarantors or Affiliates and such other Persons, neither the Agent nor such Bank shall have any duty to disclose such information to the other Banks except as otherwise required pursuant to Facility Documents.

                  Section 11.5. Indemnification of Agent. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 12.3 or under the applicable provisions of any other Facility Document, but without limiting the obligations of the Borrower under Section 12.3 or such provisions), ratably in accordance with the respective Obligations of the Borrower then due and payable to each of them (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Facility Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 12.3 or under the applicable provisions of any other Facility Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incidental to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  Section 11.6. Documents. The Agent will forward to each Bank, promptly after the Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Facility Document to be delivered to the Agent for such Bank.

                  Section 11.7. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Guarantors and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Facility Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any Subsidiary, except as provided herein. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or of its Affiliates. The Agent shall not be required to file this Agreement, any other Facility Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Facility Document or any document or instrument referred to herein or therein, to anyone.

                  Section 11.8. Failure of Agent to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 11.5 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  Section 11.9. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof at least 30 Banking Days prior thereto to the Banks and the Borrower, the Agent may be removed at any time with cause by the Required Banks and the Agent may be removed at any time without cause by the Required Banks if with the prior written consent of the Borrower; provided that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a Bank. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a Successor Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The retiring Agent shall execute all documents or instruments of assignment as shall be necessary to vest in the successor Agent all rights of the retiring Agent hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                  Section 11.10. Amendments Concerning Agency Function. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Facility Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

                  Section 11.11. Liability of Agent. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrower to perform its obligations hereunder or under any other Facility Document.

                  Section 11.12. Transfer of Agency Function. Without the consent of the Borrower or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located, provided that the Agent shall promptly notify the Borrower and the Banks thereof.

                  Section 11.13. Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrower (either one as appropriate being the "Payor") prior to the date on which such Bank is to make payment hereunder to the Agent of the proceeds of a Loan or the Borrower is to make Payment to the Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, repay to the Agent the amount made available to it together with interest thereon for the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day (when the Agent recovers such amount from a Bank) or equal to the rate of interest applicable to such Loan (when the Agent recovers such amount from the Borrower) and, if such recipient shall fail to make such payment promptly, the Agent shall be entitled to recover such amount, on demand, from the Payor, with interest as aforesaid.

                  Section 11.14. Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by the Borrower is treated for U.S. income tax purposes as derived in

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

whole or in part from sources from within the U.S., such Bank will furnish to the Agent, no less frequently than annually, Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or such Bank's Commitment until such Bank shall have furnished to the Agent the requested form, certification, statement or document.

                  Section 11.15. Several Obligations and Rights of Banks. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purposes.

                  Section 11.16. Pro Rata Treatment of Revolving Credit Loans, Etc. Except to the extent otherwise provided: (a) each borrowing under Article 2 shall be made from the Revolving Credit Lenders, each reduction or termination of the amount of the Revolving Credit Commitments under Section 2.8 shall be applied to the Revolving Credit Commitments of the Revolving Credit Lenders, and each payment of the fees referenced in Article 3, shall be made by and held for the account of the Banks, pro rata in accordance with their respective Commitment Proportions; (b) each prepayment and payment of principal of or interest on Loans of a particular type and a particular Interest Period shall be made to the Agent for the account of the Bank's holding Loans of such type and Interest Period pro rata in accordance with the respective unpaid principal amounts of such Loans of such Interest Period held by such Banks.

                  Section 11.17. Sharing of Payments Among Banks. If a Bank shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means, it shall promptly purchase from the other Banks a participation in the Loans made by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end the Banks shall make appropriate adjustments among themselves (by the resale of any such participation sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Bank so purchasing a participation in the Loans made by other Banks may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of the Borrower.

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
                                   ARTICLE 12.
                                 MISCELLANEOUS.

                  Section 12.1. Amendments and Waivers. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower and the Required Banks, and any provision of this Agreement may be waived by the Borrower and by an instrument signed by the Required Banks (if such provision requires performance by the Borrower), including, but not limited to, any Event of Default; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Banks: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination of or otherwise change the Commitment, (b) extend the date fixed for the payment of principal of or interest on any Loan, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee payable hereunder, (d) alter the terms of this Section 12.1, (e) change the fees payable to any Bank except as expressly otherwise provided herein, (f) permit the Borrower, or any of the Guarantors, to transfer or assign any of its obligations hereunder or under the Facility Documents, (g) release the security interest in and Lien on or the right to a security interest in and Lien, any collateral securing the Borrower's obligations thereunder, or (h) change the definition of the term "Required Banks". No failure on the part of any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 12.2. Usury. Anything herein to the contrary notwithstanding, the Obligations shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank. If any of the above-referenced payments of interest, together with any other charges or fees deemed in the nature of interest, exceed the maximum legal rate, then the Banks shall have the right to make such adjustments as are necessary to reduce any such aggregate interest rate (based on the foregoing aggregate amount) to the maximum legal rate, and if any Bank ever receives, collects or applies any such excess, it shall be deemed a partial repayment of principal and treated as such; and if principal is paid in full, any remaining excess shall be refunded to the Borrower. The Borrower waives any right to prior notice of such adjustment and further agrees that any such adjustment may be made by the Banks subsequent to notification from the Borrower that such aggregate interest charged exceeds the maximum legal rate.

                  Section 12.3. Expenses and Indemnification. The Borrower shall reimburse each of the Banks on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of such Banks' special counsel, Farrell Fritz, P.C. up to a cap of $45,000, plus disbursements of such counsel up to a cap of $15,000), incurred by such Bank in connection with the preparation, review, execution and delivery of this Agreement and the Facility Documents. Without limiting the generality of the foregoing, the Borrower shall pay all recording fees and charges and recording taxes incurred by any of the Banks hereunder or in connection herewith. In addition, the Borrower shall reimburse each Bank for all of its reasonable costs and expenses incurred from and after the occurrence of an Event of Default in connection with the perfection, protection, enforcement or preservation of any rights under this Agreement, the Notes or the other Facility Documents. The Borrower agrees to indemnify each Bank and their respective directors, officers, employees, representatives and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses of any kind (including, without limitation, the reasonable fees and expenses of counsel for such

Person in connection with any investigative, administrative or judicial proceeding, whether or not such Person shall be designated a party thereto) incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to or arising out of this Agreement, any actual or proposed use by the Borrower of the proceeds of the Loans, or to the failure of the Borrower to perform or observe any of the terms, covenants or conditions on its part to be performed or observed under this Agreement or under any of the Facility Documents. The indemnity provided in this Section shall not extend to any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, willful misconduct or bad faith of the Person to be indemnified.

                  Section 12.4. Special Provisions Regarding Collateral. Simultaneously with the execution and delivery of this Agreement, the Borrower and the Guarantors have deposited with the Agent for the benefit of the Banks, the Assignments duly executed and in proper form for recording in each of the jurisdictions where Eligible Properties are located. In addition, the Operating Companies have deposited with the Agent for the benefit of the Banks the Security Agreements, together with UCC-I financing statements, each duly executed and in proper form for recording in each of the jurisdictions in which the Operating Companies maintain assets. The Agent agrees to hold such documents and not to file or record such documents unless and until any Event of Default shall occur hereunder. The Agent further agrees that upon the happening of an Event of Default hereunder, other than an Event of Default referred to in
Section 10.1 (e) hereof (in which case no notice shall be required), the Agent shall give the Borrower fourteen (14) days' prior written notice before recording any of such documents. The costs incurred after the occurrence of an Event of Default in connection with recording any such document shall be borne by the Borrower whether or not any such document is recorded by the Agent. If any of the Assignments or financing statements require amendment, re-execution or any revision prior to being in a form acceptable to be recorded, the Borrower shall be responsible for all costs incurred from and after the occurrence of an Event of Default in connection with such amendment, re-execution or revision and the Borrower shall do all things necessary at the request of the Agent in order to permit such documents to be filed or recorded whether or not any such documents are filed or recorded. Furthermore, upon the occurrence of an Event of Default and the expiration of such fourteen (14) day period (except in the case of an Event of Default under Section 10.1(e) hereof in which case no such notice shall be required), and upon request of the Agent, the Borrower shall cause the Operating Companies to do all things necessary or required to perfect the Agent's liens upon any inventory or other collateral located outside of the United States. To the extent that the Agent or any Bank incurs any of such costs in connection with the foregoing directly, such costs be reimbursed by the Borrower on demand. The failure of the Agent to file any of the foregoing or the improper filing thereof shall not relieve the Borrower or any Guarantor of any Obligations.

                  Section 12.5. Survival.  The obligations of the Borrower under
Section 2.3(b), Article 4 and Section 12.3 shall survive the repayment of the Loans and the Termination Date for a period corresponding to the maximum applicable statute of limitations in effect in the State of New York from time to time.

                  Section 12.6. Assignments; Participation. This Agreement shall be binding upon, and shall inure to the benefit of Borrower, the Banks and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder. Each Bank may sell participations in or, with the prior written consent of the Borrower, which shall not be unreasonably withheld and which shall not be required during the occurrence and continuance of an Event of Default, assign all or any part of any Loan to another bank or other entity, in which event (a) in the case of an assignment, upon notice thereof by the Bank to the Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations (including, without limitation, a ratable assumption of the assigning Bank's Commitment and Commitment Proportion hereunder) as it would have if it were a Bank hereunder; and (b) in the case of a participation, the participant shall have no rights under the Facility Documents and all amounts payable by the Borrower under Articles 2 and 3 shall be determined as if such Bank had not sold such participation. Such Bank may furnish any information concerning the Borrower in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants); provided that such Bank shall require any such prospective assignee or such participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information. There shall be no limit on the number of assignments or participants that may be granted by any Bank except that assignments shall be in minimum amounts of $5,000,000 and in integral multiples of $1,000,000 in excess thereof. Notwithstanding any such assignment, any rights and remedies available to the Borrower for any breaches by an assigning Bank of its obligations hereunder while a Bank shall be preserved after such assignment and such Bank shall not be relieved of any liability to the Borrower due to such breach. Each Bank may at any time pledge all or any portion of its rights under the Facility Documents including any portion of the Notes to any Federal Reserve Bank organized under Section 4 of the Federal Reserve Act. No such pledge or enforcement thereof shall release any Bank from its obligations under any of the Facility Documents.

                  Section 12.7. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Borrower by certified or registered mail or by recognized overnight delivery services to such party at its address on the signature page of this Agreement. In addition, notices of borrowing pursuant to Section 2.4 may be delivered by telecopier, provided that such telecopied notices shall be confirmed by sending the original signed copy of such notice to the Banks by certified or registered mail or by recognized overnight delivery services. Initially, notice shall be delivered to each party hereto at the addresses set forth on the signature page hereof. Notices shall be effective: (a) if given by registered or certified mail, 72 hours after deposit in the mails with postage prepaid, addressed as aforesaid; or (b) if given by recognized overnight delivery service, on the Banking Day following deposit with such service addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid and confirmed with a confirmation receipt.

                  Section 12.8. Setoff. The Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option without any prior notice to Borrower (any such notice being expressly waived by the Borrower to the extent permitted by applicable law), to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Borrower at any offices of such Bank or any of its Affiliates, in Dollars or in any other currency, against any amount payable by the Borrower to such Bank under this Agreement or such Bank's Note which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. ANY AND ALL RIGHTS TO REQUIRE A BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL THAT SECURES THE OBLIGATIONS OF THE BORROWER HEREUNDER, PRIOR TO EXERCISING ITS RIGHTS OF SETOFF ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE BORROWER. Payments by the Borrower thereof hereunder shall be made without setoff or counterclaim.

                  Section 12.9.  Jurisdiction; Immunities.

                  (a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK, NASSAU OR SUFFOLK COUNTIES OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING (BY CERTIFIED OR REGISTERED MAIL) COPIES OF SUCH PROCESS TO THE BORROWER AT THE ADDRESS SPECIFIED IN SECTION 12.7. THE BORROWER AGREES THAT A FINAL JUDGMENT (INCLUDING ANY APPLICABLE APPEALS) IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST ANY BANK SHALL BE BROUGHT ON ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.

                  (b) EACH OF THE BANKS AND THE BORROWER MUTUALLY, KNOWINGLY, VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH RESPECT TO THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANKS TO ENTER INTO THIS AGREEMENT AND MAKE THE LOANS HEREUNDER.

                  (c) NOTHING IN THIS SECTION 12.9 SHALL AFFECT THE RIGHT OF ANY BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER, OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

                  (d) TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE NOTES.

                  Section 12.10. Table of Contents; Headings. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

                  Section 12.11. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 12.12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

                  Section 12.13. Integration. The Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

                  Section 12.14. Governing Law. This Agreement shall be governed by, and interpreted and construed in accordance with, the law of the State of New York.

                  Section 12.15. Relief from Bankruptcy Stay. The Borrower agrees that, in the event that such Borrower, any Guarantor or any of the persons or parties constituting the Borrower or a Guarantor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended ("Bankruptcy Code"), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Banks shall thereupon be entitled and the Borrower irrevocably consents to immediate and unconditional relief from automatic stay by Section 362 of the Bankruptcy Code, or otherwise available to the Banks as provided for herein, in the Notes, other Facility Documents delivered in connection herewith and as otherwise provided by law, and the Borrower hereby irrevocably waives any right to object to such relief and will not contest any motion by the Banks seeking relief from the automatic stay and the Borrower will cooperate with the Banks, in any manner requested by the Banks, in their efforts to obtain relief from any such stay or other prohibition.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            UNITED CAPITAL CORP.


                                            By: /s/  Anthony J. Miceli
                                                --------------------------------
                                            Name: Anthony J. Miceli
                                            Title:Vice President

                                      Address for Notices:

                                            United Capital Corp.
                                            United Capital Building
                                            9 Park Place
                                            Great  Neck,  N.Y. 11021
                                            Telephone No.: (516) 466-6464
                                            Telefax No.:   (516) 829-4301

BANKS:

                                            FLEET BANK, NATIONAL ASSOCIATION


                                            By: /s/ David T. Sunderwirth
                                                --------------------------------
                                            Name:  David T. Sunderwirth
                                            Title: Vice President

                                      Lending Office and Address for Notices:

                                            Fleet Bank, National Association
                                            1185 Avenue of the Americas,
                                            2nd Floor
                                            New York, New York 10036
                                            Attention: David T. Sunderwirth,
                                                       Vice President
                                            Telephone No.: (212) 819-5766
                                            Telefax No.: (212) 819-4120

                                            MANUFACTURERS & TRADERS TRUST
                                            COMPANY


                                            By: /s/ Gino Martocci
                                                --------------------------------
                                            Name:  Gino Martocci
                                            Title: Vice President

                                      Lending Office and Address for Notices:

                                            350 Park Avenue
                                            New York, New York 10022
                                            Attention: Gino Martocci
                                            Telephone No.: (212) 350-2472
                                            Telefax No.:  (212) 350-2112



                                            BANK LEUMI USA


                                            By: /s/ Fred Wilheim
                                                --------------------------------
                                            Name: Fred Wilheim
                                            Title:Vice President


                                      Lending Office and Address for Notices:

                                            562 Fifth Avenue
                                            New York, New York 10036
                                            Attention: Fred Wilheim
                                            Telephone No.: (212) 626-1240
                                            Telefax No.:  (212) 626-1239

                                LIST OF EXHIBITS


EXHIBIT A            FORM OF REVOLVING CREDIT NOTE
EXHIBIT A-1          FORM OF TERM NOTE
EXHIBIT B            FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C            FORM OF ENVIRONMENTAL INDEMNITY
EXHIBIT D            FORM OF GUARANTY
EXHIBIT E            FORM OF SECURITY AGREEMENT
EXHIBIT F            FORM OF OPINION

                                    EXHIBIT A

                                     FORM OF
                              REVOLVING CREDIT NOTE


$---------                                                     December 31, 1999
                                                         Nassau County, New York


                  UNITED CAPITAL CORP., a corporation organized under the laws of the State of Delaware (the "Borrower") for value received, hereby promises to pay to the order of ___________________ (the "Bank") or its permitted successors or assigns, at the office of Fleet Bank, National Association, at 1185 Avenue of the Americas, 2nd Floor, New York, New York 10036, or its permitted successors or assigns (the "Agent"), for the account of the Bank on or before the Termination Date the principal sum of ______________________ ($__________) or, if less, the amount loaned as Loans by the Bank to the Borrower pursuant to the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, to the Agent for the account of the Bank, in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement.

                  The holder of this Note shall record the date, type and amount of each Loan made by the Bank, and the date and amount of each payment or prepayment of principal of or interest on any Loan, and the principal amount subject thereto and the interest rate with respect thereto on such computer, magnetic disk, tape or other such electronic data storage and retrieval system deemed adequate for such purpose by the Bank, in its sole and absolute discretion, which record shall, constitute, absent manifest error, conclusive evidence of the accuracy of the information so recorded, but no failure so to record or any error in so recording shall affect the obligation of the Borrower to repay any such Loans, with interest thereon, as provided in the Credit Agreement or herein.

                  This is one of the Notes referred to in that certain Credit Agreement (as amended from time to time the "Credit Agreement") dated as of December ___, 1999 among the Borrower, the Agent, the Bank and _________________ and evidences the Loans made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein. The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

                  The terms of this Note may not be changed orally, but only by an instrument duly executed by the Borrower and the Banks.

                  This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.


                                        UNITED CAPITAL CORP.



                                        By:________________________
                                        Name:
                                        Title:

                                   EXHIBIT A-1

                                     FORM OF
                                    TERM NOTE


$1,925,000                                                     December 31, 1999
                                                              Melville, New York


                  UNITED CAPITAL CORP., a corporation organized under the laws of the State of Delaware, having a principal place of business at 9 Park Place, Great Neck, New York 11021 (the "Borrower"), for value received, hereby promises to pay to the order of Fleet Bank, National Association (the "Bank") at the office of the Bank located at 1185 Avenue of the Americas, 2nd Floor, New York, New York 10036, the principal sum of One Million Nine Hundred Twenty Five
Thousand Dollars ($1,925,000) in eleven (11) equal consecutive quarterly installments of $175,000 in lawful money of the United States of America and in immediately available funds, in the manner provided in the Credit Agreement referred to below commencing on the last day of March, 2000, and continuing on the last day of each June, September, December and March thereafter with the final installment thereof being due on the Term Loan Maturity Date.

                  The Borrower shall pay interest on the unpaid principal balance of this Term Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement (as defined below).

                  All payments including prepayments of this Term Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Banking Day, the maturity thereof shall be extended to the next succeeding Banking Day, and interest shall be payable thereon at the rate herein specified during such extension.

                  This Note is one of the Term Notes referred to in that certain Credit Agreement dated as of December 31, 1999 among the Borrower and the Banks party thereto (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Term Note and not defined herein shall have the meanings given them in the Agreement.

                  If any action or proceeding be commenced to collect this Term Note or enforce any of its provisions, the Borrower agrees to pay all reasonable costs and expenses of such action or proceeding and reasonable attorneys fees and expenses and further expressly waive any and every right to interpose any counterclaim in any such action or proceeding. The Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York for purposes of any action on or related to this Term Note, the liabilities, or the enforcement of either or all of the same. The Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Term Note, the liabilities or the enforcement of either or all of the same. The Bank may transfer this Term note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereto, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Term note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed as or deemed to be a waiver of any such term or condition.

                  The Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

                  The terms of this Term Note may not be changed orally, but only by an instrument duly executed by the Borrower and the Bank.

                  This Term Note shall be construed in accordance with and governed by the laws of the State of New York.

                                             UNITED CAPITAL CORP.



                                             By:
                                                -----------------------
                                                Name:
                                                Title:

                                    EXHIBIT B

                                     FORM OF
                           BORROWING BASE CERTIFICATE


                       UNITED CAPITAL CORP.

                             DATE:__________________
                                 (000's Omitted)

              (Capitalized term used herein and not defined herein
                 shall have the meanings ascribed to such terms
                       in the Credit Agreement dated as of
 December __, 1999 among United Capital Corp., Fleet Bank, National Association
            Manufacturers & Traders Trust Company and Bank Leumi USA)

1.     Real Estate Borrowing Base

       (a)    (i)    Aggregate annualized and
                     normalized year-to-date
                     Net  Operating  Income  of
                     all unencumbered  Eligible
                     Properties excluding Hotel
                     properties  (see  attached
                     schedule  for  property by
                     property breakdown)                      $_________________

              (ii)   Item 1(a)(i), capitalized at 10.5%       $_________________

              (iii)  60% of Item l(a)(ii)                     $_________________

       (b)    (i)    Aggregate  annualized and
                     normalized year-to-date Net
                     Operating Income of all
                     unencumbered Eligible Properties
                     that are hotel  properties (see
                     attached schedule of property by
                     property breakdown).
                                                              $_________________

              (ii)   FF&E Reserve                             $_________________

              (iii)  Item 1(b)(i) minus Item (1)(b)(ii)       $_________________

              (iv)   Item 1(b)(iii), capitalized at 10.5%     $_________________

              (v)    60% of Item 1(b)(iv),                    $_________________

              (vi)   The lesser of (i) $6,000,000 or (ii)
                     10% of Item 3 below calculated as
                     if Item  1(d) were the sum of  Items
                     1(a)(iii)  plus Item 1(b)(v) plus Item
                     1(c),  plus Item 2(d), or (iii) Item
                     1(b)(v)                                  $_________________

       (c)    (i)    Aggregate annualized and normalized
                     year-to-date Net Operating Income of
                     encumbered Eligible Properties           $_________________

              (ii)   Item 1(c)(i), capitalizing at 12.0%      $_________________

              (iii)  50% of Item 1(c)                         $_________________

              (iv)   The lesser of Item 1(c)(iii)
                     or $10,000,000.                          $_________________

       (d)    Item (1)(a)(iii) plus Item 1(b)(vi) plus
              Item 1(c)(iv)                                   $_________________

2.     Non-Real Estate Borrowing Base

       (a)    (i)    Eligible Receivables                     $_________________

              (ii)   75% of Item 2(a)(i)                      $_________________

       (b)    (i)    Gross amount of Eligible Inventory       $_________________

              (ii)   50% of item 2(b)(i)                      $_________________

       (c)    The sum of items 2(a)(ii) and 2(b)(ii)          $_________________

       (d)    The lesser of $10,000,000 or (c)                $_________________

3.     Borrowing Base

       The sum of items 1(d) and 2(d)                         $
                                                              ==================

The undersigned hereby represents and warrants that the above statement and the information set forth herein is true and correct, and complete as of the date specified above. The undersigned further represents and warrants that the Borrower is in complete compliance with all terms and conditions set forth in the Agreement and the other Facility Documents. The undersigned further understands that your loans to the Borrower will be based upon your reliance on the information contained herein.

                                           UNITED CAPITAL CORP.



                                           By:________________________
                                           Name:
                                           Title:

                                    EXHIBIT C

                                     FORM OF
                        ENVIRONMENTAL INDEMNITY AGREEMENT


                  This Agreement made this 31st day of December, 1999 from UNITED CAPITAL CORP., a Delaware corporation having an address at 9 Park Place, Great Neck, New York 11021 (the "Indemnitor"), to FLEET BANK, NATIONAL ASSOCIATION, a national banking association having an office at 300 Broad Hollow Road, Melville, New York 11747 ("Fleet"), MANUFACTURERS & TRADERS TRUST COMPANY ("M&T") and BANK LEUMI USA ("Bank Leumi"; collectively with M&T and Fleet, the "Banks").

                              Preliminary Statement

                  WHEREAS, the Indemnitor or one of its Subsidiaries is the owner of each of the real properties set forth in Schedule A attached hereto (said real properties being herein collectively called the "Land"; the Land, together with all improvements now or hereafter located on the Land, being herein collectively called the "Property");

                  WHEREAS, on the date hereof, pursuant to the terms of a Credit Agreement, dated the date hereof (the "Credit Agreement"), the Banks have extended credit to the Indemnitor in the aggregate principal amount of up to $60,000,000 (the "Loan") secured by, among other things, assignments of leases and rents with respect to each of the Properties (the "Assignments");

                  WHEREAS, as a condition to extending the Loan, Banks require the Indemnitor to provide certain indemnities concerning existing and future asbestos, polychlorinated biphenyls and petroleum products and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any Laws (as hereinafter defined) (any such asbestos, polychlorinated biphenyls and petroleum products and any such other materials, wastes and substances being herein collectively called "Hazardous Materials"); as used in this Agreement, the term "Laws" means federal, state or local laws, rules or regulations (whether now existing or hereafter enacted or promulgated) and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments;

                  WHEREAS, to induce the Banks to enter into the Credit Agreement the above described transaction and to lend the indicated amount to Indemnitor, Indemnitor has agreed to enter into this Agreement;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt, and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants and covenants to the Banks as follows:

                  1. Indemnitor covenants and agrees, to indemnify, protect and save the Banks and each of their officers, directors, shareholders, employees or agents (the "Indemnified Parties") harmless against and from any and all claims, litigation, demands, judgments, suits, proceedings, costs, disbursements or expenses (including, without limitation, attorneys', and experts' reasonable fees and disbursements) of any kind or of any nature whatsoever (collectively, the "Indemnified Matters") which may at any time be imposed upon, incurred by or asserted or awarded against the Indemnified Parties arising from or out of:

                     (A) any Hazardous  Materials on, in, under or affecting the
                  Property which affect all or any portion of the Property or any surrounding areas, or

                     (B) the  enforcement  of this Agreement or the assertion by the Indemnitor of any defense to its obligations hereunder (except the successful defense of actual performance not subject to further appeal),

whether any of such matters arise before or after the Banks exercising any of their rights or remedies under the Assignments. Indemnified Matters shall include, without limitation, all of the following: (i) the costs of removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas (except that the indemnity provided for under this Agreement shall not cover the costs of such removal from surrounding areas unless either
(a) removal is required by Laws or (b) any present or future use, operation, development, construction, alteration or reconstruction of all or any portion of the Property is or would be conditioned in any way upon, or is or would be limited in any way until the completion of, such removal in accordance with
Laws), (ii) additional costs required by all applicable Laws to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding areas and (iii) costs incurred to comply, in connection with all or any portion of the Property or any surrounding areas, with all applicable Laws with respect to Hazardous Materials (all removal work referred to in clause (i) above, all work and actions to take precautions against release referred to in clause (ii) above and all work and other actions performed in order to comply with Laws referred to in clause (iii) above being herein collectively called "Corrective Work"). The Banks' rights under this Agreement shall be in addition to all rights of the Indemnified Parties under the Credit Agreement, the Assignments, the notes secured by the Assignments (the "Notes") and any guaranty or guaranties (whether of payment and/or performance) given to the Banks in connection with the Loan and under any other documents or instruments evidencing or securing the Loan (the Credit Agreement, the Notes, any such guaranty or guaranties and such other documents or instruments, as amended or modified from time to time, being herein called the "Loan Documents") and payments by the Indemnitor under this Agreement shall not reduce the Indemnitor's obligations and liabilities under any of the Loan Documents.

                  2. The liability of the Indemnitor under this Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of the Loan Documents to or with the Banks. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Notes or any sale or transfer of all or part of the Property, (iii) the accuracy or inaccuracy of the representations and warranties made by the Indemnitor under any of the Loan Documents, (iv) the release of the Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Banks' voluntary act, or otherwise, (v) the release or substitution in whole or in part of any security for the Notes, (vii) the Banks' failure to record the Assignments or file any UCC financing statement (or the Banks' improper recording or filing or any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes or (viii) the repayment of all Obligations to the Banks; and, in any such case, whether with or without notice to the Indemnitor and with or without consideration.

                  3. No delay on the Banks' part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, power or right.

                  4. Except as herein provided, this Agreement shall be binding upon and inure to the benefit of the Indemnitor and the Banks and their respective heirs, personal representatives, successors and assigns, including, as to the Banks, any holder of the Notes or any affiliate of the Banks which acquired all or part of the Property by any sale, assignment or foreclosure, by deed or other assignment in lieu of foreclosure, or otherwise. The benefits granted the Indemnified Parties are not assignable except as indicated above. No third party beneficiary rights are intended to be created hereby (except to any Affiliates or participants of the Banks). Notwithstanding the foregoing, the Indemnitor, without the prior written consent of the Banks in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

                  5. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent by registered or certified mail, if to the Indemnitor, at its address stated on the cover page hereof, and if to the Banks, to________________, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements. Notice shall be deemed given 3 business days after mailing.

                  6. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO NEW YORK'S PRINCIPLES OF CONFLICTS OF LAW). INDEMNITORS HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK (OR ANY COUNTY IN NEW YORK STATE WHERE ANY PORTION OF THE PROPERTY IS LOCATED) OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the Indemnitor has caused this Agreement to be executed as of the date first written above.

                                           UNITED CAPITAL CORP.



                                           By:_____________________________
                                           Name:  Anthony  J. Miceli
                                           Title: Vice President

STATE OF NEW YORK )
                  ) SS.:
COUNTY OF NASSAU  )


                  On the ____ day of __________, 1999, before me personally came Anthony J. Miceli, to me known, who, being duly sworn, did depose and say that he resides at __________________; that he is the Vice President of United Capital Corp., the corporation described in and which he executed the foregoing instrument; that he signed his name thereto by order of the board of directors of such corporation.



                                             ---------------------------
                                                  Notary Public

                                    EXHIBIT D

                                     FORM OF
                                    GUARANTEE


                  WHEREAS, FLEET BANK, NATIONAL ASSOCIATION, MANUFACTURERS & TRADERS TRUST COMPANY and BANK LEUMI USA (the"Banks") have entered into a Credit Agreement (the "Credit Agreement"), dated December 31, 1999, with UNITED CAPITAL CORP. (the "Debtor"); and

                  WHEREAS, under the terms of the Credit Agreement, the Banks have agreed to extend credit to the Debtor, which indebtedness will be evidenced by certain promissory notes of the Debtor (the "Notes"), dated as of December 31, 1999, in the aggregate principal amount of $61,925,000;

                  WHEREAS, each of the undersigned (jointly and severally the "Guarantors") is a direct or indirect subsidiary of the Debtor and has derived or will derive direct benefit from the extension of credit to the Debtor; and

                  WHEREAS, the Banks will not extend such credit unless, among other conditions, the undersigned Guarantors shall have executed and delivered this Guarantee;

                  NOW, THEREFORE, in consideration of the Banks extending such credit to the Debtor and other benefits accruing to Guarantors, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby make the following representations and warranties to the Banks and hereby covenant and agree with the Banks as follows:

                  1. Guarantors, jointly and severally, irrevocably and unconditionally guarantee to the Banks (i) timely payment in full by Debtor to Banks of all payments due pursuant to the Notes (it being understood that this is a guarantee of payment and not of collection), and (ii) timely payment and/or performance, as applicable, of all other payment and performance obligations of Debtor pursuant to the Notes, the Credit Agreement and all other documents and instruments executed in connection therewith, or pursuant to any amendment, modification or supplement to any of the foregoing (all of the foregoing under clauses (i) and (ii) being collectively referred to as the "Guaranteed Obligations"). If Debtor shall default in payment of any amount due pursuant to the Notes beyond any applicable grace period or otherwise default beyond any applicable grace period in the performance of the Guaranteed Obligations, Guarantors, jointly and severally, irrevocably and unconditionally agree to pay to the Banks upon demand the amount in default or to cure the default if it is a non-payment default (it being understood, however, that a non-payment may result in the acceleration of all indebtedness and a demand for payment in full by the Guarantors, or any of them, under the Guarantee). Guarantors understand, agree and confirm that the Banks may enforce this Guarantee up to the full amount of the Guaranteed Obligations owing against the Guarantors or any of them without proceeding against the Debtor, against any security for the Guaranteed Obligations or against any other guarantor under any other guarantee covering the Guaranteed Obligations.

                  2. The Guarantors hereby acknowledge the Guaranteed Obligations and hereby expressly waive: (i) presentment and demand for payment of the principal of or interest thereon or any other sums of any nature whatsoever with respect thereto, (ii) notice of acceptance of this Guarantee, or of the extension of credit to the Debtor, (iii) notice of any default hereunder or under any agreements between the Banks and the Debtor with respect to the Guaranteed Obligations, and of all indulgences with respect thereto, (iv) demand on the Debtor for observance or performance of, or enforcement of any terms or provisions of any agreements between the Banks and the Debtor with respect to the Guaranteed Obligations, (v) to the maximum extent permitted by applicable law and except as otherwise provided herein, the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Guarantors under this Guarantee, including any and all right to stay of execution and exemption of property in any action to enforce the liability of the Guarantors hereunder and (vi) any other event or circumstance which may constitute a release of or defense to the obligors under any of the Guaranteed Obligations or any Guarantor under this Guarantee. In the event this Guarantee shall be enforced by suit or otherwise, the Guarantors shall pay the Banks, on demand, for all reasonable fees and expenses incurred by the Banks in connection therewith, including, without limitation, the reasonable fees and expenses of the Banks' counsel.

                  3. The Banks in their sole and absolute discretion, may at any time and from time to time without the consent of, or notice to, Guarantors, or any of them, without incurring responsibility to Guarantors, without impairing or releasing the obligations of Guarantors hereunder, upon or without any terms or conditions and in whole or in part (but in all events subject to the applicable provisions of the Credit Agreement);

                  (a) by agreement with the Debtor, change the manner, place or terms of payment of, and/or change or extend the time of payment of, increase the amount of, or renew or alter any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guarantee herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, renewed or altered;

                  (b) exercise or refrain from exercising any rights against Debtor or others or otherwise act or refrain from acting;

                  (c) release, settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Debtor to creditors of Debtor other than Guarantors;

                  (d) consent to or waive any breach of, or any act, omission or default under, the Credit Agreement or the Notes, or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the foregoing;

                  (e) agree to the substitution, exchange, release or other disposition of all or any part of any property securing the Guaranteed Obligations;

                  (f) make advances for the purposes of performing any term or covenant contained in any agreement between the Banks and the Debtor with respect to which the Debtor may be in default;
                                       74

                  (g) assign or otherwise transfer all or any part of the Guaranteed Obligations; and

                  (h) deal in all respects with the Debtor as if this Guarantee were not in effect.

                  4. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guarantee, and this Guarantee is a primary, joint and several obligation of Guarantors.

                  5. This Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Banks (whether acting individually or through an agent), in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Banks (whether acting individually or through an agent), or any subsequent holder of any Guaranteed Obligations would otherwise have. No notice to or demand on Guarantors in any case shall entitle Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Banks (whether acting individually or through an agent), or any holder of any Guaranteed Obligations to any other or further action in any circumstances without notice or demand.

                  6. This is a guarantee of payment and not of collection, and the liability of Guarantors under this Guarantee shall be primary, direct and immediate, and not conditional or contingent upon pursuit by the Banks of any remedies it may have against the Debtor with respect to the Guaranteed Obligations whether pursuant to the terms thereof or by law, or against any other person or entity or against any other collateral. Without limiting the generality of the foregoing, the Banks shall not be required to make any demand on the Debtor, or to sell at foreclosure or otherwise pursue or exhaust their remedies against the property securing the Debtor's obligations for the Guaranteed Obligations or against the Debtor, or against any other person or entity or against any other collateral whatsoever, before, simultaneously with or after enforcing their rights and remedies hereunder against the Guarantors. Any one or more successive or concurrent actions may be brought hereon against the Guarantors either in the same action, if any, brought against the Debtor or in separate actions, as often as the Banks may deem advisable.

                  7. Each Guarantor represents and warrants to the Banks that:

                  (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate power and authority to own all of its properties and to carry on its business as presently conducted and as contemplated by this Guarantee and has corporate power and authority to execute and deliver this Guarantee and to perform its obligations hereunder.

                  (b) This Guarantee is and will be the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms and the execution, delivery and performance of this Guarantee and such other agreements, documents and instruments and the performance of the transactions contemplated hereunder have been and will be duly and validly authorized and approved by the Board of Directors and do not and will not require any consent or approval of any third party or of the stockholders of such Guarantor other than consents which have previously been obtained.

                  (c) The execution and delivery of this Guarantee do not, and the consummation of the transactions contemplated hereby will not, constitute a violation of, and are not, and will not be, a default under or conflict with the terms of the Certificate of Incorporation or By-Laws of such Guarantor, or any contract, lease, indenture, agreement, order, judgment, or decree to which it is a party or by which it is bound or to which any of its assets are subject, which in any case or in the aggregate could have a material adverse effect on its ability to carry out its obligations under this Guarantee, and do not, and will not, violate or constitute a default under any statute, rule, regulation, order or ordinance of any governmental, judicial or arbitral body, which in any case, or in the aggregate, could have a material adverse effect on its ability to carry out its obligations under this Guarantee.

                  (d) Neither the execution, delivery or performance of this Guarantee, nor the consummation of the transactions contemplated hereby, requires such Guarantor to obtain any consent, authorization, approval or registration under any law, rule or regulation, other than as contemplated hereby or as previously obtained.

                  (e) There is no suit, action or legal, administrative, arbitration or other proceeding of any nature pending, or, to the knowledge of such Guarantor, threatened, against it which might affect the legality or validity of this Guarantee, or the transactions contemplated hereby, and there is not any factual basis known to it for any such suit, action or proceeding.

                  8. This Guarantee shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of the Banks and their successors and assigns. This Guarantee may not under any circumstances be assigned by any Guarantor to any other person or entity without the express prior written consent of the Banks.

                  9. Neither this Guarantee nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Banks.

                  10. In the event that the Banks shall receive any payments on account of any of the Guaranteed Obligations, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Banks that the same were improper, and the Banks pursuant to court order shall return the, same, the Guarantors shall be liable, with the same effect as if the said payment had never been paid to, or received by the Banks, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Guaranteed Obligations or any of them. Moreover, this Guarantee shall remain effective or be reinstated, as the case may be, if at any time payment or performance, or any part thereof, or any or all of the Guarantors, obligations under this Guarantee is rescinded or must otherwise be restored or returned by the Banks, in connection with the insolvency, bankruptcy or reorganization of the Guarantors, or any of them, or otherwise, all as though such payment or performance had not been rendered. Notwithstanding any compromise, release, discharge, settlement, extension or adjustment of the Debtor's obligations or any amendment, modification or stay of the Banks' rights against the Debtor that may occur in any bankruptcy or reorganization case or proceeding concerning the Debtor, whether or not assented to by the Banks, the Guarantors shall remain fully obligated to discharge the Guarantors' obligations hereunder in accordance with the terms of this Guarantee in effect on the date hereof. The Guarantors assume all risks of a bankruptcy or reorganization with respect to the Debtor. In furtherance of this Section, the Banks shall not otherwise indicate the satisfaction of the obligations of the parties represented herein until the expiration of all applicable bankruptcy-related periods of time during which the Debtor, the Guarantors, or any of them, or any third party would have the right to commence a bankruptcy or reorganization proceeding with regard to the Debtor or any Guarantor.

                  11. All notices and other communications provided for under this Guarantee and under any other document executed in connection herewith shall be in writing (including telegraphic or telefax communications) and, unless the party to be notified otherwise notifies the other party in writing as provided herein, notices shall be given by telecopier, by certified or registered mail or by recognized overnight delivery service. If such notice is delivered to the Guarantors, or to any of them, such notice shall be addressed to the Guarantors c/o United Capital Corp., United Capital Building, 9 Park Place, Great Neck, New York 11021, telecopier (516) 829-4301, Attn: Chief Financial Officer and, if to the Banks, at their respective addresses listed on the signature pages of the Credit Agreement; or as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 10. Notices shall be effective: (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; and (c) if-given by telecopy, when the telecopy is transmitted to the telecopy number, as aforesaid; provided that all notices to the Banks shall be effective on receipt.

                  12. This Guarantee and the rights and obligations of the Banks and of the undersigned hereunder shall be governed and be construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed in the State of New York. The Guarantors hereby irrevocably submit to the jurisdiction of any New York State or United States Federal Court sitting in New York County over any action or proceeding arising out of or relating to the Guarantee, and the Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Guarantors irrevocably consent to service of any and all process in any such action or proceeding by the mailing (by registered or certified mail) of copies of such process to it at its address specified in Section 10. The Guarantors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Guarantors further waive any objection to venue in such State or Federal court and any objection to an action or proceeding in such State or Federal court on the basis of forum non conveniens. Nothing in this Section shall limit the rights of the Banks to serve legal process in any other manner permitted by law or affect the right of the Banks to bring any action or proceeding against the Guarantors, or any of them, in the courts of any other jurisdiction. To the extent that the Guarantors have or hereafter may acquire immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Guarantors hereby waive, to the extent permitted by applicable law, such immunity in respect of their obligations hereunder.

                  13. Each of the undersigned Guarantors hereby makes for the benefit of the Banks each of the representations and warranties applicable to the Guarantors, contained in Article 6 of the Credit Agreement with respect to itself and each of such representations and warranties as incorporated herein by reference.

                  14. THE PARTIES HERETO WAIVE ANY RIGHT TO A TRIAL BY JURY IN CONNECTION HEREWITH TO THE EXTENT PERMITTED BY APPLICABLE LAW.

                  IN WITNESS WHEREOF, Guarantor's have caused this Guarantee to be executed and delivered as of December 31, 1999.


                                 THE GUARANTORS:


                                  140 CORP.
                                  147 CORP.
                                  150 CORP.
                                  1690 LEX CORP.
                                  2911 CORP.
                                  47 BOUNDARY CORP.
                                  521 W. 146 CORP.
                                  627 SECOND CORP.
                                  629 SECOND CORP.
                                  747 MIDDLENECK CORP.
                                  860 FRANKLIN ASSOCIATES INC.
                                  9 PARK PLACE CORP.
                                  95 PERRY CORP.
                                  AFP FINANCIAL CORP.
                                  AFP FINANCIAL LLC
                                  AFP REALTY CORP.
                                  AFP TECHNOLOGIES, INC.
                                  AFP TRANSFORMERS LLC
                                  AFP ONE CORP.
                                  AFP TWO CORP.
                                  AFP THREE CORP.
                                  AFP FOUR CORP.
                                  AFP FIVE CORP.
                                  AFP SIX CORP.
                                  AFP SEVEN CORP.
                                  AFP EIGHT CORP.
                                  AFP NINE CORP.
                                  AFP TEN CORP.
                                  AFP ELEVEN CORP.
                                  AFP TWELVE CORP.
                                  AFP THIRTEEN CORP.
                                  AFP FOURTEEN CORP.
                                  AFP FIFTEEN CORP.
                                  AFP SIXTEEN CORP.
                                  AFP SEVENTEEN CORP.
                                       78

                                  AFP EIGHTEEN CORP.
                                  AFP NINETEEN CORP.
                                  AFP TWENTY CORP.
                                  AFP TWENTY-ONE CORP.
                                  AFP TWENTY-TWO CORP.
                                  AFP TWENTY-THREE CORP.
                                  AFP TWENTY-FOUR CORP.
                                  AFP TWENTY-FIVE CORP.
                                  AFP TWENTY-SIX CORP.
                                  AFP TWENTY-SEVEN CORP.
                                  AFP TWENTY-EIGHT CORP.
                                  AFP TWENTY-NINE CORP.
                                  AFP THIRTY CORP.
                                  AFP THIRTY-ONE CORP.
                                  AFP THIRTY-TWO CORP.
                                  AFP THIRTY-THREE CORP.
                                  AFP THIRTY-FOUR CORP.
                                  AFP THIRTY-FIVE CORP.
                                  AFP THIRTY-SIX CORP.
                                  AFP THIRTY-SEVEN CORP.
                                  AFP THIRTY-EIGHT CORP.
                                  AFP THIRTY-NINE CORP.
                                  AFP FORTY CORP.
                                  AFP FORTY-ONE CORP.
                                  AFP FORTY-TWO CORP.
                                  AKM CORP.
                                  ALBA CORP.
                                  AVALON CORP.
                                  BEEKMAN CORP.
                                  BELMONT CORP.
                                  BKM CORP.
                                  BPI CORP.
                                  BROAD FOX PROPERTIES CORP.
                                  BROAD  NORBROOK  PROPERTIES
                                  CORP.
                                  BROADWAY CORPORATION
                                  BUSCH REALTY CORP.
                                  C. P.  MANUFACTURING
                                  CAMBRELENG CORP.
                                  CAVINU CORP.
                                  CEDAR ENTERPRISES CORP.
                                  CEW PROPERTIES, INC.
                                  CLEETHORPES PROPERTIES, INC.
                                  CLINTON-BUSH CORP.
                                  CORTLAND ENTERPRISES CORP.
                                  CULVER CORP.
                                  D&M/CHU TECHNOLOGY, INC.
                                  DALLAS ENTERPRISES CORP.
                                  DEL-METEX CORPORATION
                                       79

                                  DIESEL CORPORATION
                                  DUNVEGAN PROPERTIES, INC.
                                  EASTSIDE CORP.
                                  EBMO CORP.
                                  EKM CORP.
                                  ELEVENTH CAVENDISH PROPERTIES, INC.
                                  EROICA CORP.
                                  FERN CORP.
                                  FOURTEENTH CAVENDISH PROPERTIES, INC.
                                  FRANKLIN 850 CORP.
                                  GENH REALTY CORP.
                                  GREENVALE ENTERPRISES CORP.
                                  HADLEY CORPORATION
                                  HHKM REALTY CORP.
                                  HJA REALTY CORP.
                                  HJB CORP.
                                  HJM CORP.
                                  HJR CORP.
                                  HJSC CORP.
                                  HJSP CORP.
                                  HORIZON CORPORATION
                                  HR-TWENTY CORP.
                                  IVES CORPORATION
                                  JKM CORP.
                                  K-SOUTH CORP.
                                  KENTILE, INC.
                                  KINGS COUNTY CORP.
                                  LAND & LEASES CORP.
                                  LC CORP.
                                  MADISON CORP.
                                  MAXCO INC.
                                  MELANCON CORP.
                                  METEX ENVIROCO CORP.
                                  METEX EUROPE S.A.R.L.
                                  METEX EXPORT CORPORATION
                                  METEX  INTERNATIONAL SALES CORPORATION
                                  METEX LIQUIDATION CO. INC.
                                  METEX MFG. CORPORATION
                                  METROMATIC PARTNER, INC.
                                  METROPOLITAN MANAGEMENT SERVICES, INC.
                                  NEMO ACQUISITION CORP.
                                  NORTHBROOK ENTERPRISES CORP.
                                  NORTHWOOD CORP.
                                  PDK CORP.
                                  PARNELL PROPERTIES LLC
                                  PINE EQUITIES CORP.
                                  PROSPECT CENTER CORP.
                                  RBS REALTY CORP.

                                  SCHULLER CORPORATION
                                  SECOND CEW PROPERTIES, INC.
                                  SECOND HAYWORTH
                                  SHREWBURRYS PROPERTIES, INC.
                                  SUNRISE EQUITIES CORP.
                                  SUTTON REALTY CORP.
                                  THIRD CEW PROPERTIES, INC.
                                  TOLEDO CORP.
                                  TOWN REALTY CORPORATION
                                  TRI-MART CORP.
                                  TWELFTH CAVENDISH CORP.
                                  TWENTY-M CORP.
                                  TWIN CORPORATION
                                  TWIN II REALTY CORP.
                                  VARIOUS EQUITIES CORP.
                                  WAVERLY CORP.
                                  WELLFORD CORP.
                                  WEST 145 CORP.


                                  EACH OF THE FOREGOING ENTITIES BY:



                                  --------------------------------------
                                  Name: Anthony J. Miceli
                                  Title:  Its Duly Authorized
                                  Officer



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                                    EXHIBIT E

                                     FORM OF
                               SECURITY AGREEMENT


                  THIS SECURITY AGREEMENT (this "Security Agreement") is made as of this 31st day of December, 1999, by and between:

                  METEX MFG. CORP., a New York corporation, having an office at 970 New Durham Road, Edison, New Jersey 08818 (hereinafter referred to as the "Debtor), and

                  FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the "Agent") as agent for itself and MANUFACTURERS & TRADERS TRUST COMPANY AND BANK LEUMI USA (the "Secured Parties").

                                   WITNESSETH

                  WHEREAS, the Secured Parties and UNITED CAPITAL CORP. (the "Borrower") have entered into a Credit Agreement dated as of December 31, 1999 (as it may hereafter be amended or otherwise modified from time to time, being the "Agreement") pursuant to which the secured Parties may lend to the Borrower the aggregate principal amounts set forth therein, upon and subject to the terms and conditions thereof;

                  WHEREAS, the Debtor has executed a Guarantee dated the date hereof (as it may hereafter be amended or otherwise modified from time to time, the "Guarantee") pursuant to which the Debtor has guaranteed the obligations of the Borrower to the Secured Parties;

                  WHEREAS, it is a condition precedent to the obligation of the Secured Parties to extend credit to the Borrower provided for in the Agreement that the Debtor shall execute and deliver this Security Agreement; and

                  WHEREAS, all capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to extend credit to the Borrower, the Debtor agrees with the Agent and the Secured Parties as follows:

                  1.                Security Interest.

                  (a) Grant of  Security.  As security for the  Obligations  (as defined in Section 1(b) hereof), the Debtor hereby assigns and pledges to the Agent for the benefit of the Secured Parties, and hereby grants to the Agent for the benefit of the-Secured Parties a first priority security interest in, all of the Debtor's right, title and interest, whether now existing or hereafter arising or acquired, in and to the following (collectively, the "Collateral"):
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                         (i) All personal property of the Debtor, whether now or
hereafter existing or now owned or hereafter  acquired and wherever located,  of
every  kind  and  description,   tangible  or  intangible,   including,  without
limitation, the balance of every deposit account now or hereafter existing of the Debtor with the Secured Parties, or either of them, or any of their affiliates or with any agent of the Secured Parties, or either of them, or any of their affiliates to the extent such account is maintained by such agent in its capacity as agent of any kind for the Secured Parties, or any of them, or any of their affiliates, and all goods, equipment, furniture, inventory
(including,   without   limitation  all  raw   materials,   finished  goods  and
work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents or title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Debtor, and, as to all of the foregoing, any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, all proceeds of insurance thereon).

                         The term "accounts"  shall mean,  without  limiting the
generality  of the  foregoing,  any and all now  existing or  hereafter  arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the Debtor for (A) inventory sold or leased by it, (B) services rendered by it, or (C) advances or loans made by it to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

                         (ii) All choses in action, any rights arising under any
judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements, and any applications for patents and/or trademarks.

                         (iii)  Any  and all  additions  and  accessions  to the
foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

                  (b) Security for Obligations. This Security Agreement secures the payment of all obligations of Debtor to the Secured Parties now or hereafter existing under the Guarantee or this Security Agreement, including, in each case, any modifications or amendments thereto, or otherwise, whether for principal, interest, fees, expenses or otherwise, together with all costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred in any collection efforts or in any judicial proceeding
(including, without limitation, bankruptcy or reorganization) (all such obligations being the "Obligations").

                  (c) Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) the Debtor shall remain liable to perform all of its duties and obligations under the transactions giving rise to the Collateral to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Parties of any of the rights hereunder shall not release the Debtor

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

from any of its duties or obligations under the transactions giving rise to the Collateral, which shall remain unchanged as if this Security Agreement had not been executed, and (iii) neither the Agent nor the Secured Parties shall not have any obligation or liability under the transactions giving rise to the Collateral by reason of this Security Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  (d) Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and until the Guarantee shall no longer be in effect.

                2.Debtor's Title; Liens and Encumbrances.

                  The Debtor represents and warrants that the Debtor is, or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims. The Debtor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Security Agreement, and the Debtor will promptly notify the Agent of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

                  3.  Representations and Warranties;
                      Location of Collateral and Records;
                      Business and Trade Names of Debtor.

                  (a) The Debtor represents and warrants that it has no place of business, offices where Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on
Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Agent of any change in the foregoing representation. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule I and at none other. The Debtor further covenants that except for Collateral delivered to the Agent or an agent for the Agent, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule I annexed hereto. To the extent that any Collateral is located at a location which is not owned by the Debtor, upon the occurrence and during the continuance of an Event of Default, the Debtor shall deliver to the Agent landlords waivers in form and substance satisfactory to the Agent.

                  (b) The Debtor represents and warrants that it currently uses, and during the last five years has used, no business or trade names, except as set forth on Schedule I annexed hereto, and covenants that the Debtor will promptly notify the Agent, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by the Debtor for billing purposes.

                  (c) The Debtor represents and warrants that it has complied and is in compliance with the provisions of the Fair Labor Standards Act, including, without limitation, the minimum wage and overtime rules of that Act, and covenants that the Debtor will continue to comply with the provisions of such Act.

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

                  4.  Perfection of Security Interest.

                  Subject to the provisions of Section 17 hereof, the Debtor will execute all such financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law as the Agent may require, each in form satisfactory to the Agent and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Security Agreement or any other instrument, agreement or document executed and delivered pursuant hereto to the Guarantee or to the Agreement (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Agent to be necessary or desirable. The Debtor hereby authorizes the Agent, upon the occurrence and during the continuance of an Event of Default, to take all action (including, without limitation, the filing of any Uniform Commercial Code financing statements or amendments thereto without the signature of the Debtor or by signing of the Debtor's name to any such financing statements as its attorney-in-fact,) which the Agent may deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Security Agreement.

                5.General Covenants.

                  The Debtor shall:

                  (a) furnish the Agent from time to time at the Agent's request
written  statements  and  schedules  further   identifying  and  describing  the
Collateral in such detail as the Agent may reasonably require;

                  (b) advise the Agent promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein;

                  (c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business except where the failure to comply (a) is non-material and (b) has no effect on the value of the Collateral or on the ability of the Agent or the Secured Parties to exercise their rights and remedies hereunder;

                  (d) perform and observe all covenants, restrictions and conditions contained in the Agreement and applicable to the Borrower providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Security Agreement and were applicable to it;

                  (e) promptly upon the Chief Executive Officer or the Chief Financial Officer of the Borrower obtaining knowledge thereof, notify the Agent of any dispute with an account debtor involving amounts in excess of $100,000 or of any combination of disputes involving amounts aggregating $500,000 or more;

                  (f) subject to the provisions of Section 17 hereof, promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties' security interests in the Collateral or otherwise to effect the intent of this Security Agreement;

                  (g) keep or cause to be kept the Collateral in good working order, repair, running and marketable condition, ordinary wear and tear excepted, at the Debtor's own cost and expense; and

                  (h) not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber or otherwise dispose of or abandon, any part or all of the Collateral, without the express prior written consent of the Agent, except (i) for the sale from time to time in the ordinary course of business of the Debtor of such items of Collateral as may constitute part of the business inventory of the Debtor; and (ii) as otherwise expressly provided in the Agreement.

                  6.  Assignment of Insurance.

                  Upon the occurrence and during the continuance of an Event of Default, the Debtor shall deliver to each Secured Party copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Agent naming the Secured Parties as additional insured parties as their interests may appear with respect to liability coverage and naming the Agent, for the benefit of the Secured Parties, as loss payee with respect to property and extended insurance coverage, and indicating that no such policy will be terminated, or reduced in coverage or amount, without at least thirty (30) days prior written notice from the insurer to the Agent. As further security for the due payment and performance of the Obligations, the Debtor hereby assigns to the Agent for the benefit of the Secured Parties all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral after the occurrence and during the continuance of an Event of Default, and the Debtor hereby directs each insurance company issuing any such policy to make payment of sums directly to the Agent, for the benefit of the Secured Parties. The Debtor hereby appoints the Agent as the Debtor's attorney-in-fact and authorizes the Agent in the Debtor's or in the Agent's name after the occurrence and during the continuance of an Event of Default to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and, upon the occurrence of any Default or Event of Default, to cancel, assign or surrender any such policies. All such sums received by the Agent shall be applied by the Agent to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Secured Parties, or as otherwise required by applicable law.

                  7.  Fixtures.

                  It is the intent of the Debtor and the Secured Parties that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any
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

real estate, the Debtor will, upon request, furnish the Agent with a disclaimer or subordination in form satisfactory to the Agent of the holder of any interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

                  8. Collections.

                  (a) The Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, or (iii) in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of, and all of the foregoing amounts so collected after the occurrence of an Event of Default shall be held in trust by the Debtor for, and as the property of, the Agent for the benefit of the Secured Parties and shall not be commingled with other funds, money or property of the Debtor.

                  (b) Upon the occurrence and continuance of an Event of Default and upon the written request of the Agent, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, deliver any such items to the Agent, for the benefit of the Secured Parties accompanied by a remittance report in form supplied or approved by the Agent, such items to be delivered to the Agent in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect hereto.

                  (c) Upon the written request of the Agent, after the occurrence and during the continuance of an Event of Default, the Debtor will promptly notify the Agent in writing of the return or rejection of any goods represented by any accounts, contract rights or general intangibles and the Debtor shall forthwith account therefor to the Agent in cash without demand or notice and, until such payment has been received by the Agent, the Debtor will receive and hold all such goods separate and apart, in trust for and subject to the security interest in favor of the Agent, and the Agent is authorized to sell, for the Debtor's account and at the Debtor's sole risk, all or any part of such goods.

                  (d) All of the foregoing remittances shall be applied and credited by the Agent first to satisfaction of the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Debtor.

                  9. Rights and Remedies.

                  In the event of the occurrence and continuance of any Event of Default the Agent, shall at any time thereafter have the right, with or without (to the extent permitted by applicable law) notice to the Debtor, as to any or


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all of the Collateral,  by any available  judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that the Agent, shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Agent in its sole discretion may deem advisable, and the Secured Parties, or either of them, shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Agent shall have the right, at its sole option and discretion, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Agent's request, the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall select, whether at the Debtor's premises or elsewhere, and make available to the Agent, without rent, all of the Debtor's premises and facilities for the purpose of the Agent's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Agent, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Agent shall account to the Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Agreement, and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Agent or the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral.

                  10. Costs and Expenses.

                  Subject  to the  provisions  of the  Credit  Agreement  and of
Section 17 hereof, any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent or the Secured Parties, or either of them, in connection with the preparation of this Security Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral and the Secured Parties' security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Security Agreement relates, shall be borne and paid by the Debtor on demand by the Agent and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate prescribed in the Agreement.

                  11. Power of Attorney.

                  The  Debtor   authorizes  the  Agent  and  does  hereby  make,
constitute and appoint the Agent, and any officer or agent of the Agent, with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtor upon the occurrence and continuance of an Event of Default: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent or the Secured Parties; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts; and other documents relating to Collateral;
(c)  to  pay  or  discharge  any  taxes,  liens,   security  interest  or  other
encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (e) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Agent may designate; and (f) generally to do, at the Agent's option and at the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Secured Parties' security interest therein in order to effect the intent of this Security Agreement, the Guarantee and the Agreement, all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error or judgment or mistake of fact or law except for its own gross negligence or willful misconduct. This power of attorney shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

                  12. Notices.

                  Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, notices shall be given hereunder by telecopy, by certified or registered mail or by recognized overnight delivery services to any party at its address on the signature page of this Security Agreement. Notices shall be effective (a) if given by registered or certified mail, on the third day after deposit in the mails with postage prepaid, addressed as aforesaid; (b) if given by recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid; or (c) if given by telecopy, when the telecopy is transmitted to the telecopy number as aforesaid; provided that all notices to the Agent or the Secured Parties shall be effective on receipt.

                  13. Other Security.

                  To the extent that the Obligations are now or hereafter secured by property other than to the Collateral or by the guarantee, endorsement or property of any other person, then the Agent and the Secured Parties shall have the right in their sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the rights and remedies of the Agent or the Secured Parties hereunder.

                  14. Deposits.

                  Any and all deposits or other sums at any time credited by or due from any of the Secured Parties to the Debtor, whether in regular or special depository accounts or otherwise, shall at all times constitute additional Collateral for the Obligations, and may upon the occurrence and continuance of an Event of Default, be set-off by the Secured Parties against any Obligations at any time, whether or not other collateral held by the Secured Parties is considered to be adequate.

                  15. Miscellaneous.

                  (a) Beyond the safe custody thereof, the Agent shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  (b) No course of dealing between the Debtor and the Agent or the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or the Secured Parties, any right, power or privilege hereunder, under the Guarantee or under the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) All of the rights and remedies of the Agent and the Secured Parties with respect to the Collateral, whether established hereby, by the Guarantee or by the Agreement, or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

                  (d) The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

                  (e) This Security Agreement (including this subsection) is subject to modification only by a writing signed by all of the parties hereto.

                  (f) The benefits and burdens of this Security  Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of the Debtor under this Security Agreement shall not be assigned or delegated without the prior written consent of the Secured Parties (exercisable in its sole discretion), and any purported assignment or delegation without such consent shall be void.

                  16. Term of Agreement.

                  The term of this Security Agreement shall commence on the date hereof and this Security Agreement shall continue in full force and effect, and be binding upon the Debtor, until all of the Obligations have been fully paid and performed and such payment and performance have been acknowledged in writing by the Secured Parties, whereupon this Security Agreement shall terminate.

                  17.  Special  Provision   Regarding   Perfection  of  Security
Interests.

                  The Agent and the Secured Parties hereby agree that, until an Event of Default shall have occurred hereunder, the Agent shall not record any UCC-1 financing statements in any jurisdiction to perfect the security interests granted hereunder. The parties further agree that upon the happening of an Event of Default under the Agreement, other than an Event of Default referred to in
Section 10.1(e) thereof (in which case no notice shall be required), the Agent shall give the Borrower fourteen (14) days prior written notice before recording any such documents.

                  WITNESS the execution hereof as of the day and year first above written.

                               METEX MFG. CORP., as Debtor



                               By:___________________________
                               Name:  Anthony  J. Miceli
                               Title: Vice President

                     Address for Notices:

                               970 New Durham Road
                               Edison, New Jersey 08818
                               Telecopier:  (732) 287-8546


                               FLEET BANK, NATIONAL ASSOCIATION,
                               as Agent and as Secured Party



                               By:_____________________________
                               Name:  David  T. Sunderwirth
                               Title: Vice President

                     Address for Notices:

                               Fleet Bank, National Association
                               1133 Sixth Avenue, 40th Floor
                               New York, New York 10036
                               Attn:  David T. Sunderwirth, Vice President
                               Telephone:  (212) 703-1707
                               Telecopier: (212) 703-1724

                               MANUFACTURERS & TRADERS TRUST
                               COMPANY, as Secured Party



                               By:_________________________
                               Name:  Gino Martocci
                               Title: Vice President

                     Address for Notices:

                               350 Park Avenue
                               New York, New York 10022
                               Attention: Gino Martocci
                               Telephone: (212) 350-2472
                               Telecopier: (212) 350-2112



                               BANK LEUMI USA



                               By:_________________________
                               Name:  Fred Wilheim
                               Title: Vice President

                     Address for Notices:

                               562 Fifth Avenue
                               New York, New York 10036
                               Attention: Fred Wilheim
                               Telephone: (212) 626-1240
                               Telecopier:(212) 626-1239

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT



                         Offices Where Records Are Kept:

                                -----------------
                                -----------------
                                -----------------

                        Other Locations Where Collateral
                           Is Stored, Used or Located:

                                -----------------
                                -----------------
                                -----------------


                            Business and Trade Names
                                 Used by Debtor:

SCHEDULE A

                                       TO

                            UCC-1 FINANCING STATEMENT

                     NAMING METEX MFG. CORP., AS DEBTOR, AND

            FLEET BANK NATIONAL ASSOCIATION, AS AGENT FOR ITSELF AND
                      MANUFACTURERS & TRADERS TRUST COMPANY
                     AND BANK LEUMI USA, AS SECURED PARTIES

                  All of the Debtor's right, title and interest, whether now existing or hereafter arising, in and to the following:

                  (a)  All  personal  property  of the  Debtor,  whether  now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every deposit account now or hereafter existing of the Debtor with the Secured Parties, or either of them, or any of their affiliates or with any agent of the Secured Parties, or either of them or any of their affiliates to the extent such account is maintained by such agent in its capacity as agent of any kind for the Secured Parties, or either of them, or any of its affiliates and all goods, equipment, furniture, inventory (including, without limitation, all raw materials, finished goods and work-in-process), accounts, contract rights, chattel paper, notes receivable, instruments, documents (including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever, whether relating to goods in transit or otherwise), general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of the Debtor and, as to all the foregoing, any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

                  The term "accounts" shall mean, without limiting the generality of the foregoing, any and all now existing or hereafter arising rights to payment held by the Debtor, whether in the form of accounts receivable, notes, drafts, acceptances or other forms of obligations and receivables now or hereafter received by or belonging to the Debtor for (A) inventory sold or leased by it, (B) services rendered by it, or (C) advances or loans made by it to customers, together with all guarantees and security therefor and all proceeds thereof, whether cash proceeds or otherwise, including, without limitation, all right, title and interest of the Debtor in the inventory which gave rise to any such accounts, including, without limitation, the right to stoppage in transit and all returned, rejected, rerouted or repossessed inventory.

                  (b) All choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program print-outs, and other computer materials and records, all inventories, trademarks, trade styles, trade names, designs, patents, copyrights, licenses, license agreements and any applications for patents and/or trademarks.

                  (c) Any and all additions and accessions to the foregoing Collateral, all substitutions and replacements therefor and all products and proceeds thereof (including, without limitation, proceeds of insurance thereon).

                  (d) All sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral.

                  (e) Any and all deposits or other sums at any time credited by or due from any of the Secured Parties to the Debtor whether in regular or special depository accounts or otherwise.

                                    EXHIBIT E

                                     FORM OF
                               OPINION OF COUNSEL


Fleet Bank, National Association
300 Broad Hollow Road
Melville, New York 11747-4850

Manufacturers & Traders Trust Company
_______________________________
_______________________________

Bank Leumi USA
_____________________________
_____________________________


                            Re: United Capital Corp.

Ladies and Gentlemen:

                  We have acted as counsel to United Capital Corp., a Delaware corporation ("United Capital") and certain of its subsidiaries listed on Schedule "A" hereto (the "Scheduled Subsidiaries"; collectively with United Capital, the "Obligors") in connection with the execution and delivery by United Capital of a Credit Agreement dated the date hereof (the "Credit Agreement") and executed by and between United Capital, as borrower, Fleet Bank, National Association, Manufacturers & Traders Trust Company, and Bank Leumi USA, as banks (the "Banks"); and Fleet Bank, National Association, as Agent. Capitalized terms used herein and not defined herein shall have the meaning given to them in the Credit Agreement.

                  We have examined the Credit Agreement and all documents executed in connection therewith (collectively, the "Facility Documents") and have examined the originals, or copies certified or otherwise identified to our satisfaction, of the by-laws and the certificate of incorporation of the Obligors and such other documents, corporate records, certificates and instruments as in our judgment are necessary or appropriate to enable us to render the opinion hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified copies or photocopies and the authenticity of the originals of such latter documents.

                  As to all questions of fact material to the opinions specified herein that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Obligors and upon the representations and warranties of the Obligors contained in the Facility Documents.

                  Many of the Facility Documents provides that they are to be governed by and construed in accordance with the laws (in some cases, without regard to the conflicts of laws provisions) of the State of New York. For the purposes of this opinion we are assuming, but express no opinion as to such assumption, that any court or other tribunal outside of the State of New York which may interpret the Facility Documents would give effect to the choice of law clause.

                  With your permission, we have not examined title or any leases, mortgages or other documents governing real estate in which you are to receive a collateral interest pursuant to the Assignments, and accordingly, express no opinion on whether the execution of the Assignments by the Guarantors conflicts with, results in a breach, or creates a default under the terms of any documents to which the Guarantors may be parties or their properties may be subject, and on whether any such could affect the enforceability of any Assignment.

                  We express no opinion on whether any of the Obligors is required to qualify to do business in any jurisdiction other than its jurisdiction of incorporation or what effect, if any, the failure to qualify could have on the Obligors.

                  The opinions set forth in paragraph 4 below, are based solely on our knowledge and representations of the Company, we have done no independent investigations as to such matters.

                  On  the   basis  of  the   preceding   and   subject   to  the
qualifications and assumptions set forth herein, we are of the opinion that:

                  1. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has all requisite corporate power and authority to own its property and assets and to transact the business in which it is engaged.

                  2. Each Obligor has full corporate power and authority to enter into and perform the Credit Agreement and the Facility Documents to which it is a party, all of which have been duly authorized by all necessary and proper corporate action. No consent or approval (including, without limitation, by shareholders of any Obligor) is required as a condition to the validity or enforceability of the Credit Agreement and the Facility Documents except for any consents and approvals heretofore delivered to you.

                  3. The Credit  Agreement and the Facility  Documents have been duly executed and delivered and constitute the valid and legally binding obligations of the Obligors party thereto, enforceable in accordance with its respective term. The foregoing is subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); (ii) the application or effect of judicial decisions invoking statutes or principles of equity, including decisions which have held that certain covenants and other provisions of agreements, including, without limitation, those providing for the acceleration of indebtedness upon the occurrence of events therein described, are unenforceable in circumstances where it cannot be demonstrated that the enforcement of such provisions is reasonably necessary for the protection of the lenders; (iii) limitations upon the enforcement of terms or conditions of the Facility Documents which may be construed and held by a court to be in the nature of penalties or forfeitures; and (iv) Lenders acting in good faith and in a commercially reasonable manner.

                  4. Except as may be disclosed in Schedules to the Credit Agreement, we are aware of no actions, suits, investigations or administrative proceedings of or before any court, arbitrator or governmental authority, pending or threatened against any Obligor or any of their respective properties or assets which (i) either in any case or in the aggregate, if adversely determined, would materially, adversely affect the business, operations or condition, financial or otherwise, of the Obligors, taken as a whole; or (ii) question the validity of the Agreement and the Facility Documents or any action to be taken in connection with the transactions contemplated thereby.

                  5. The execution, delivery and performance by the Obligors of the Credit Agreement and the Facility Documents do not and will not (i) violate any provision of the corporate charter or by-laws of any Obligor; (ii) violate any order, decree or judgment, or any provisions of any statute, rule or regulation, domestic or foreign (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System); (iii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time, of both) a default under any shareholder agreement, stock preference agreement, mortgage, indenture or contract to which any Obligor is a party, and of which we have knowledge, or (iv) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of any Obligor except as contemplated by the Credit Agreement and the Facility Documents.

                  The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of Delaware and Nevada (the other states of incorporation of the Obligors) and any applicable federal laws of the United States of America. We express no opinion herein with respect to the laws of any other jurisdiction.

                  This opinion is rendered solely for your benefit in connection with the transaction described above. This opinion may not be used or relied upon by any other person and may not be- disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent, and as otherwise required by any Governmental Authority or pursuant to legal process, except that copies of this opinion (i) may be furnished to and relied upon by assignees or any of the Lenders, successors to any of the Agent or the Lenders and by counsel to the Lender and (ii) may be furnished to participants of the Lenders. We expressly disclaim any duty to update this letter in the future in the event there are any changes in relevant fact or law that may affect any of our opinions expressed herein.


                                                  Very truly yours,


cc: Mr. A. F. Petrocelli